UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23702

Guggenheim Active Allocation Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: June 1, 2023 – November 30, 2023

Item 1. Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guggenheim Funds Semiannual Report

Guggenheim Active Allocation Fund

GuggenheimInvestments.com	CEF-GUG-SAR-1123

GUGGENHEIMINVESTMENTS.COM/GUG

...YOUR PATH TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ACTIVE ALLOCATION FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/gug, you will find:

• Daily, weekly and monthly data on share prices, net asset values, distributions, dividends and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

DEAR SHAREHOLDER (Unaudited)	November 30, 2023

We thank you for your investment in the Guggenheim Active Allocation Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended November 30, 2023 (the “Reporting Period”).

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Management’s Discussion of Fund Performance, which begin on page 5. There you will find information on Guggenheim’s investment philosophy, views on the economy and market environment, and information about the factors that impacted the Fund’s performance during the Reporting Period.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing in a wide range of both fixed-income and other debt instruments selected from a variety of sectors and credit qualities. The Fund may also invest in common stocks and other equity investments that the Fund’s sub-adviser believes offer attractive yield and/or capital appreciation potential. The Fund uses tactical asset allocation models to determine the optimal allocation of its assets between fixed-income and equity securities.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on market price of 6.22% and a total return based on NAV of 5.88%. At the end of the Reporting Period, the Fund’s market price of $13.74 per share represented a discount of 14.13% to its NAV of $16.00 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

During the Reporting Period, the Fund paid a monthly distribution of $0.118750 per share. The most recent distribution represents an annualized distribution rate of 10.37% based on the Fund’s closing market price of $13.74 per share at the end of the Reporting Period.

The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 32, and Note 2(f) on page 91 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described on page 115 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95%

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	November 30, 2023

of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique for shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gug.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
Guggenheim Active Allocation Fund

December 31, 2023

4 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	November 30, 2023

With an influx of softer data on economic activity and inflation coupled with worsening survey results and anecdotal reports, the U.S. Federal Reserve (the “Fed”) has continued to shift in a dovish direction as it becomes more cautious about downside risk to the economy than the upside risk to inflation. The Fed held rates steady at its December 2023 meeting, and in their Summary of Economic Projections, Fed officials signaled the possibility for 75 basis points of rate cuts in 2024, up from their prior estimate of 50 basis points of cuts. More importantly, Chair Powell acknowledged that discussion on when to cut rates was beginning, opening the possibility for rate cuts in as soon as the next few months.

The Fed’s pivot to a dovish stance is unequivocally market friendly in our view and led rates lower, equity markets to new highs, and credit spreads to their tightest levels since before the hiking cycle began. The decline in U.S. Treasury yields across the board is fueling a bit of an unexpected improvement in markets, spanning both risk and government-backed assets. Spreads continued to tighten in asset-backed securities as well, and November 2023 was the best month for Agency mortgage-backed securities since the 1980s.

Looking forward, we believe investment-grade corporate bond spread tightening could slow somewhat. Meanwhile, we continue to keep an eye on areas where fundamental trends fail to corroborate the broad risk-on sentiment, like in the office real estate sector which is struggling from structural demand shifts and the financing environment. In short, the unexpected improvement, while good news for investors after a challenging year, is predicated on the Fed cutting rates just in time to reverse the pressure that tightening is actively putting on the most sensitive sectors and consumers. To get more cuts projected from here, we believe that we will need to see more evidence that the economy is going to slow further.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 5

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

MANAGEMENT TEAM

Guggenheim Funds Investment Advisors, LLC serves as the investment adviser to Guggenheim Active Allocation Fund (the “Fund”). The Fund is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”).

This team includes Anne B. Walsh, CFA, JD, Managing Partner, Chief Investment Officer of GPIM and Portfolio Manager; Steven H. Brown, CFA, Chief Investment Officer - Fixed Income, Senior Managing Director, and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Evan L. Serdensky, Managing Director and Portfolio Manager.

Discuss the Fund’s return and return of comparative Indices

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on market price of 6.22% and a total return based on NAV of 5.88%. At the end of the Reporting Period, the Fund’s market price of $13.74 per share represented a discount of 14.13% to its NAV of $16.00 per share. At the beginning of the Reporting Period, the Fund’s market price of $13.61 per share represented a discount of 13.86% to its NAV of $15.80 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time and maybe higher or lower than the Fund’s NAV.

Please refer to the graphs and tables included within the Fund Summary, beginning on page 29 for additional information about the Fund’s performance.

The returns for the Reporting Period of indices tracking performance of the asset classes to which the Fund allocates the largest of its investments were:

Index*	Total Return
Bloomberg U.S. Aggregate Bond Index	-0.80%
Bloomberg U.S. Corporate Bond Index	1.19%
Credit Suisse Leveraged Loan Index	6.98%
ICE Bank of America Asset Backed Security Master BBB-AA Index	2.19%
NASDAQ-100 Index	12.37%
Russell 2000 Index	4.24%
Standard & Poor’s 500 (“S&P 500”) Index	10.17%

* See page 10 for Index definitions

6 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

Discuss the Fund’s distributions

During the Reporting Period, the Fund paid a monthly distribution of $0.118750 per share. The most recent distribution represents an annualized distribution rate of 10.37% based on the Fund’s closing market price of $13.74 per share at the end of the Reporting Period.

The distributions paid consisted of (i) investment company taxable income taxed as ordinary income, which includes, among other things, short-term capital gain and income from certain hedging and interest rate transactions, and (ii) return of capital.

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change.

Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 32, and Note 2(f) on page 91 for more information on distributions for the period.

Payable Date	Amount
June 30, 2023	$ 0.118750
July 31, 2023	$ 0.118750
August 31, 2023	$ 0.118750
September 29, 2023	$ 0.118750
October 31, 2023	$ 0.118750
November 30, 2023	$ 0.118750
Total	$ 0.712500

What factors contributed or detracted from the Fund’s Performance during the Reporting Period?

During the Reporting Period, the Fund saw positive performance from income, credit spread tightening, and equities. Earned income contributed most to performance as the Fund has continued to prioritize higher-quality credits with relatively high yields. Credit spreads also added to overall performance, as below-investment-grade corporate credit, including bank loans and high yield corporates, saw spreads tighten. Additionally, the Fund’s equity exposure contributed to overall performance as both stocks performed well and selling volatility proved profitable. Given the continued move higher in interest rates during the period, duration was the sole thematic detractor to the Fund. Duration detracted from performance as the yield curve bear steepened, meaning yields at the long end of the curve rose more than those at the front end, with yields on 2-year and 10-year Treasurys finishing 28 basis points and 68 basis points higher, respectively, at the end of the Reporting Period.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 7

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

Discuss the Fund’s Use of Leverage

At the end of the Reporting Period, the Fund’s leverage was approximately 21% of Managed Assets, compared with approximately 27% at the beginning of the Reporting Period.

The Fund currently employs financial leverage through reverse repurchase agreements with seven counterparties.

One purpose of leverage is to fund the purchase of additional securities that may provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage may result in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

The Fund’s use of leverage during the Reporting Period benefited performance.

Investments in Investment Funds (as defined below in the Risks and Other Considerations section) frequently expose the Fund to an additional layer of financial leverage and the associated risks, such as the magnified effect of any losses.

How did the Fund use derivatives during the Reporting Period?

The Fund used a variety of derivatives during the Reporting Period, both to gain market exposure, as well as to hedge certain exposures. Derivatives used for hedging mostly detracted from performance. Foreign currency forwards, used to hedge non-USD exposures, detracted from overall performance. Call writing on equities detracted from performance. The Fund continues to utilize credit default swaps to hedge broader credit markets. The impact of credit default swaps to overall performance was negligible. Lastly, the Fund continues to have curve caps and interest rate swaps to hedge against moves in the yield curve; those positions were slight detractors during the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

As we near the end of 2023, we have come through a period of unprecedented volatility that has left a wide range of possible outcomes going forward. We are coming off multiple years of poor returns across fixed income, particularly for longer-duration, high-quality investments. But the past may not resemble the future, and the worst drawdown for an asset class can prove to be a very attractive entry point for prudent investors as the end of the Fed’s aggressive rate hiking cycle may provide respite.

We believe the next major policy moves are likely to provide strong tailwinds for fixed income. We continue to expect elevated volatility in the economy and markets, as well as a policy response to these conditions. This argues for the importance of diversification in asset allocation and within portfolios. The heightened probability of a recession over the next 6-12 months as indicated by our models continues to guide our more defensive and conservative positioning within the Fund, prioritizing quality (which takes multiple forms, including focusing on industry market leaders, more conservatively positioned balance sheets, stronger credit stipulations, and more creditor-friendly structures) and industries that may be more resilient to economic downturns.

8 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

Though the recent decrease in interest rates and tightening of credit spreads have likely pulled forward some of the expected future total return potential of parts of fixed income, we still view the go-forward valuation proposition of fixed income as attractive at current levels and sourceable income levels in high-quality credit as historically high relative to recent history. High-quality issuers in both the high yield and bank loan markets remain areas of focus within the Fund as well as certain subsectors of structured credit like commercial asset-backed securities that continue to present opportunities to source loss-remote assets at attractive valuations.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 9

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg U.S. Corporate Bond Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity, and quality requirements.

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.

The ICE Bank of America Asset Backed Security Master BBB-AA Index is a subset of the ICE Bank of America U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/ wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

10 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

Risks and Other Considerations

Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, geopolitical tensions, and labor and public health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events.

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset and market values of the Fund’s shares will fluctuate, sometimes independently, based on market and other factors affecting the Fund and its investments. The market value of Fund shares will either be above (premium) or below (discount) their net asset value. Although the net asset value of Fund shares is often considered in determining whether to purchase or sell Fund shares, whether investors will realize gains or losses upon the sale of Fund shares will depend upon whether the market price of Fund shares at the time of sale is above or below the investor’s purchase price. Market value movements of Fund shares are thus material to investors and may result in losses, even when net asset value has increased. The Fund is designed for long-term investors; investors should not view the Fund as a vehicle for trading purposes.

Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. The Fund is subject to various risk factors. Certain of these risk factors are described below. Please see the Fund’s most recent annual report on Form N-CSR and guggenheiminvestments.com/gug for a more detailed description of the risks of investing in the Fund. Shareholders may access the Fund’s most recent annual report on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Below Investment Grade Securities Risk. The Fund may invest in Income Securities rated below-investment grade or, if unrated, determined by GPIM to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. The Fund will not invest more than 25% of its total assets in securities, including structured instruments, such as MBS and CMBS, rated CCC or below (or, if unrated, determined to be of comparable credit quality by GPIM) at the time of investment. Investment in securities of below-investment grade quality involves substantial risk of loss, the risk of which is particularly acute under adverse economic conditions. Income Securities of below-investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value or

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 11

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

income due to adverse economic and issuer-specific developments. Securities of below investment grade quality may involve a greater risk of default or decline in market value or income due to adverse economic and issuer-specific developments, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged). If the Fund is unable to sell an investment at its desired time, the Fund may miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance.

In addition, the liquidity of any Fund investment may change significantly over time as a result of market, economic, trading, issuer-specific and other factors. Accordingly, the performance of the Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. Issuers of below-investment grade securities are not perceived to be as strong financially as those with higher credit ratings.

Common Equity Securities Risk. The Fund may invest up to 50% of its total assets in Common Equity Securities. An adverse event, such as an unfavorable earnings report or other corporate development, may depress the value of a particular common stock held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Common Equity Securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events. The prices of Common Equity Securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Convertible Securities Risk. Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk.

12 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Corporate Bond Risk. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Credit Risk. The Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are changing. If an issuer fails to pay interest, the Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument likely would fall and the Fund could lose money. This risk is especially acute with respect to high yield, below-investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”), whose issuers are particularly susceptible to fail to meet principal or interest obligations. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality rating may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s value and liquidity and make it more difficult for the Fund to sell at an advantageous price

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 13

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

or time. The risk of the occurrence of these types of events is heightened in market environments where interest rates are changing.

Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the inflation rates in recent periods, governmental authorities have implemented significant fiscal and monetary policy changes, including increasing interest rates and implementation of quantitative tightening. These actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes or reversed. It is difficult to accurately predict changes in the U.S. Federal Reserve Board’s (“Federal Reserve”) monetary policies and the effect of any such changes or policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Fund’s investments and may negatively impact the Fund’s characteristics, which in turn would impact performance.

Derivatives Transactions Risk. In addition to the Covered Call Option Strategy and other options strategies, the Fund may, but is not required to, utilize other derivatives, including futures contracts, swaps transactions and other similar strategic transactions to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy). There may be imperfect correlation between the value of derivative instruments and the underlying assets. Derivatives transactions may be subject to risks associated with the possible default of the other party to the transaction. Derivative instruments may be illiquid. Certain derivatives transactions may have economic characteristics similar to leverage, in that relatively small market movements may result in large changes in the value of an investment. Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Changes in value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. Furthermore, the Fund’s ability to successfully use derivatives transactions depends on GPIM’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Derivatives transactions utilizing instruments denominated in foreign currencies will expose the Fund to foreign currency risk. To the extent the Fund enters into derivatives transactions to hedge exposure to foreign currencies, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Derivatives transactions involve risks of mispricing or improper valuation. The Fund may be

14 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

required to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Fund for investment purposes. Derivatives transactions also are subject to operational risk, including from documentation issues, settlement issues, system failures, inadequate controls, and human error, and legal risk, including risk of insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective.

Financial Leverage and Leveraged Transactions Risk. The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of preferred shares (“Preferred Shares”) and through Borrowings, or through a combination of the foregoing (collectively “Financial Leverage”). Although the use of Financial Leverage and leveraged transactions by the Fund may create an opportunity for increased after-tax total return for the Fund’s common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage and leveraged transaction proceeds are greater than the cost of Financial Leverage and leveraged transactions, the Fund’s return will be greater than if Financial Leverage and leveraged transactions had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage and leveraged transactions, the return to the Fund will be less than if Financial Leverage and leveraged transactions had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Financial Leverage and the use of leveraged transactions involve risks and special considerations for shareholders, including the likelihood of greater volatility of NAV and market price of and dividends on the Fund’s common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on Borrowings or in the dividend rate on any Preferred Shares that the Fund must pay will reduce the return to the shareholders; and the effect of Financial Leverage and leveraged transactions in a declining market, which is likely to cause a greater decline in the NAV of the Fund’s common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares. Investments in Investment Funds (as defined below) and certain other pooled and structured finance vehicles, such as collateralized loan obligations, frequently expose the Fund to an additional layer of financial leverage and, thus, increase the Fund’s exposure to leverage risk.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 15

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

such changes) may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments or increase risks associated with such investments, such as credit or default risks. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Fund’s yield, income and performance. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, and when interest rates decrease, the values of fixed-income and other debt instruments rise. Changes in interest rates also adversely affect the yield generated by certain fixed-income and other debt instruments (“Income Securities”) or result in the issuance of lower yielding Income Securities. The Federal Reserve has increased interest rates at significant levels over recent periods. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. It is difficult to accurately predict how long, and whether, the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Fund’s investments and the markets where they trade. The Federal Reserve’s monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions.

Investment and Market Risk. An investment in the common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. During periods of adverse economic, financial, geopolitical, labor and public health conditions, the risks associated with an investment in Common Shares may be heightened. An investment in the common shares represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political (including geopolitical), social or financial market conditions, tariffs and trade disruptions, recession, changes in currency rates, natural/ environmental disasters, cyber attacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Many economies and markets have experienced high inflation rates in recent periods. In response to such inflation, government authorities have implemented significant fiscal and monetary policies such as increasing interest rates and quantitative tightening (reduction of money available in the market) which may adversely affect financial markets and the broader economy, as well as the Fund’s performance. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Fund’s performance. For example, developments

16 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

in the banking or financial services sectors (one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These types of adverse developments could negatively affect the Fund’s performance or operations.

Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above or other events, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity. Moreover, changing economic, political, social, geopolitical, financial market, or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets.

At any point in time, your common shares may be worth less than your original investment, even after including the reinvestment of Fund dividends and distributions.

Investment Funds Risk. The Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing up to 30% of its total assets in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles (collectively, “Investment Funds”). These investments include open-end funds, closed-end funds, ETFs and business development companies as well as other pooled investment vehicles. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities and Common Equity Securities, and in addition to these risks, investments in Investment Funds subject the Fund to the risks affecting such Investment Funds and involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by common shareholders. Accordingly, investment in such entities involves expenses and fees at both levels. Fees and expenses borne of other Investment Funds in which the Fund invests may be similar to the fees and expenses borne of the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, as well as other expenses borne by such entities, thus resulting in duplicative fees. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ Financial Leverage, thereby adding additional expense and increasing volatility and risk (including the Fund’s overall exposure to leverage risk). Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Fund to an additional layer of financial leverage and, thus, increase the

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 17

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

Fund’s exposure to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses).

When the Fund invests in private investment funds, such investments pose additional risks to the Fund, in addition to those risks described above with respect to all Investment Funds. Certain private investment funds involve capital call provisions under which an investor is obligated to make additional investments at specified levels even if it would otherwise choose not to. Investments in private investment funds may have very limited liquidity. Often there will be no secondary market for such investments and the ability to redeem or otherwise withdraw from a private investment fund may be prohibited during the term of the private investment fund or, if permitted, may be infrequent. Certain private investment funds are subject to “lock-up” periods of a year or more. The valuation of investments in private investment funds are often subject to high conflicts and valuation risks. Investors in private investment funds are also often exposed to increased leverage risk.

Management Risk. The Fund is subject to management risk because it has an actively managed portfolio. GPIM will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s allocation of its investments across various asset classes and sectors may vary significantly over time based on GPIM’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. The ability of the Fund to achieve its investment objective depends, in part, on GPIM’s investment decisions and the ability of GPIM to allocate effectively the Fund’s assets among multiple investment strategies, underlying funds and investments and asset classes. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or that an investment strategy or underlying fund or investment will achieve its particular investment objective.

Preferred Securities/Preferred Stock Risk. The Fund may invest in preferred stock, which represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock, to the extent proceeds are available after paying any more senior creditors. As such, preferred stock is inherently riskier than the bonds and other debt instruments of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer

18 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt and common stock.

Prepayment Risk. Certain debt instruments, including loans and loan participations (including senior secured floating rate loans, “second lien” secured floating rate loans, and other types of secured and unsecured loans with fixed and variable interest rates) (collectively, “Loans”) and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity). For example, an issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls or “prepays” a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Fund initially invested, thus potentially reducing the Fund’s yield. Income Securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. Loans and mortgage- and other asset-backed securities are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected. In addition, the Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.

Senior Loans Risk. The Fund may invest in senior secured floating rate Loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets of the borrower, including stock owned by the borrower in its subsidiaries, that is senior to that held by junior lien creditors, subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of the applicable issuer.

There is less readily-available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is rarely a minimum rating or other independent evaluation of a borrower or its securities, and GPIM relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of GPIM with respect to investments in Senior Loans. GPIM’s judgment about the credit quality of a borrower may be wrong. Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 19

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

lower yields. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under such loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs.

Second Lien Loans Risk. The Fund may invest in “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are typically second in right of payment and/or second in right of priority with respect to collateral remedies to one or more Senior Loans of the related borrower. Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, Second Lien Loans are second in right of payment and/or second in right of priority with respect to collateral remedies to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and/or the value of any property securing the Loan may be insufficient to meet scheduled payments or otherwise be available to repay the Loan after giving effect to payments in respect of a Senior Loan, including payments made with the proceeds of any property securing the Loan and any senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.

Subordinated Secured Loans Risk. Subordinated secured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below-investment grade securities. However, such Loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher-ranking secured obligations of the borrower. Subordinated secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.

Unsecured Loans Risk. Unsecured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured Loans and below-investment grade securities. However, because unsecured Loans have lower priority in right of payment to any higher-ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher-ranking obligations of the borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured Loans and may be less liquid.

20 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

Loans and Loan Participations and Assignments Risk. The Fund may invest in Loans directly or through participations or assignments. The Fund may purchase Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase, without limitation, participations in Loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund may not be able to conduct the same due diligence on the borrower with respect to a Senior Loan that the Fund would otherwise conduct. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Loan. Lenders selling a participation and other persons inter-positioned between the lender and the Fund with respect to a participation will likely conduct their principal business activities in the banking, finance and financial services industries. Because the Fund may invest in participations, the Fund may be more susceptible to economic, political or regulatory occurrences affecting such industries.

Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for Loans, increase the risks associated with such investments and cause their value to decline rapidly and unpredictably. Many Loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Fund to sell its interest in a Loan at an advantageous time or price. Transactions in Loans are often subject to long settlement periods. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its obligations such as borrowing from a bank or holding additional cash, particularly during periods of unusual market or economic conditions or financial stress.

The Fund invests in or is exposed to Loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant-lite obligations through investment in securitization vehicles and other structured products. Covenant-lite obligations may carry more risk than traditional loans as

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 21

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

they allow borrowers to engage in activities that would otherwise be difficult or impossible under a traditional loan agreement. The Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default as the lender may not have the opportunity to negotiate with the borrower prior to default. As a result, investments in (or exposure to) covenant-lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations.

The Fund is subject to other risks associated with investments in (or exposure to) Loans and other similar obligations, including that such Loans or obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Mezzanine Investments Risk. The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade Income Securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher-ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.

Risks Associated with the Fund’s Covered Call Option Strategy and Put Options. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its Covered Call Option Strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Fund may write call options on individual securities, securities indices, ETFs and baskets of securities. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument upon exercise of the option. A call option is “covered” if the Fund owns the security or instrument underlying the call or has an absolute right to acquire the security or instrument without additional cash consideration (or, if additional cash consideration is required, cash or assets determined to be liquid by GPIM in such amount are designated or earmarked on the Fund’s books and records). A call option is also covered if the Fund holds a call on the same security as the call written

22 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in designated assets determined to be liquid by GPIM as described above. As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security or instrument covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. For certain types of options, the writer of the option will have no control over the time when it may be required to fulfill its obligation under the option. There can be no assurance that a liquid market will exist if and when the Fund seeks to close out an option position. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or instrument at the exercise price.

The Fund may purchase and write exchange-listed and over the counter (“OTC”) options. Options written by the Fund with respect to non-U.S. securities, indices or sectors and other instruments generally will be OTC options. OTC options differ from exchange-listed options in several respects. They are transacted directly with the dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. OTC options are subject to heightened counterparty, credit, liquidity and valuation risks. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

The Fund may also purchase and write covered put options. A put option written by the Fund on a security is “covered” if the Fund designates or earmarks assets determined to be liquid by GPIM, equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in designated or earmarked assets determined to be liquid by GPIM. As a seller of covered put options, the Fund bears the risk of loss if the value of the underlying security or instrument declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the security or instrument underlying the put option at a price greater than the market price of the security or instrument at the time of exercise plus the put premium the Fund received when it wrote the option. The Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option; however, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 23

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

Short Sales Risk. The Fund may make short sales of securities. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited and may be greater than a direct investment in the security itself because the price of the borrowed or reference security may rise. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales also subject the Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations.

Structured Finance Investments Risk. The Fund’s structured finance investments may include residential and commercial mortgage-related and other ABS issued by governmental entities and private issuers. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance investments generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to accurately predict whether the prices of indices and securities underlying structured finance investments will rise or fall, these prices (and, therefore, the prices of structured finance investments) will be influenced by the same types of political, economic and other events that affect issuers of securities and capital markets generally. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying assets. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance investment owned by the Fund.

Mortgage-Backed Securities (“MBS”) Risk. MBS represent an interest in a pool of mortgages. MBS are subject to certain risks, such as: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks

24 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment and extension risks, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of MBS may be substantially dependent on the servicing of the underlying pool of mortgages. In addition, the Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk. Income from and values of MBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural technological, global or local economic developments, as well as reduced demand for properties. In addition, the general effects of inflation on the U.S. economy can be wide-ranging, as evidenced by rising interest rates, wages and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual mortgagor are unclear, and in certain cases, rising inflation may affect a mortgagor’s ability to repay its related mortgage loan, thereby reducing the amount received by the holders of MBS with respect to such mortgage loan. Additionally, increased rates of inflation may negatively affect the value of certain MBS in the secondary market. MBS are particularly sensitive to changes in interest rates. Rising interest rates generally result in a decline in the value of mortgage-related securities, such as CMBS and RMBS. MBS are also subject to risks similar to those associated with investing in real estate, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, changes in interest rates and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive.

Additional risks relating to investments in MBS may arise principally because of the type of MBS in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the MBS and the structure of such MBS. For example, collateralized mortgage obligations (“CMOs”), which are MBS that are typically collateralized by mortgage loans or mortgage pass-through securities and multi-class pass-through securities, are commonly structured as equity interests in a trust composed of mortgage loans or other MBS. CMOs are usually issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. As a result of these and other structural characteristics of CMOs, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 25

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS.

MBS generally are classified as either CMBS or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks.

Commercial Mortgage-Backed Securities Risk. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for RMBS. CMBS are subject to particular risks, such as those associated with lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Moreover, economic decline in the businesses operated by the tenants of office properties may increase the likelihood that the tenants may be unable to pay their rents or that properties may be unable to attract or retain tenants. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans.

Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS primarily arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Asset-Backed Securities Risk. ABS are a form of structured debt obligation. In addition to the general risks associated with credit securities discussed herein and the risks discussed under “Structured

26 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

Finance Investments Risk,” ABS are subject to additional risks, and are particularly subject to interest rate and credit risks. Compared to other fixed income investments with similar maturity and credit risk, ABS generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise. ABS are also subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, or may be unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly, which may result in losses to investors in an ABS. ABS are particularly subject to interest rate risk and credit risk. Compared to other fixed income investments with similar maturity and credit, ABS generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise.

CLO, CDO and CBO Risk. In addition to the general risks associated with credit or debt securities discussed herein and the risks discussed under “Structured Finance Investments Risks,” collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and collateralized bond obligations (“CBOs”) are subject to additional risks due to their complex structure and highly leveraged nature, such as higher risk of volatility and magnified financial losses. CLOs, CDOs and CBOs are subject to risks associated with the possibility that distributions from collateral securities may not be adequate to make interest or other payments. The value of securities issued by CLOs, CDOs and CBOs also may decrease because of, among other developments, changes in market value; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing the credit support or enhancement; loan performance and prices; broader market sentiment, including expectations regarding future loan defaults; liquidity conditions; and supply and demand for structured products. Additionally, the indirect investment structure of CLOs, CDOs and CBOs presents certain risks to the Fund such as less liquidity compared with holding the underlying assets directly. CLOs, CDOs and CBOs normally charge management fees and administrative expenses, which would be borne by the Fund. The terms of many structured finance investments, including CLOs, CDOs and CBOs, are tied to the Secured Overnight Financing Rate (“SOFR”) or other reference rates based on SOFR. These relatively new and developing rates may not match the reference rate applicable to the underlying assets related to these investments. These events may adversely affect the Fund and its investments in CLOs, CDOs and CBOs, including their value, volatility and liquidity.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 27

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2023

U.S. Government Securities Risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., MBS); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government. Any downgrades of the U.S. credit rating could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all debt generally. The value of U.S. government obligations may be adversely affected by changes in interest rates. It is possible that the issuers of some U.S. government securities will not have the funds to timely meet their payment obligations in the future and there is a risk of default. For certain agency and GSE issued securities, there is no guarantee the U.S. government will support the agency or GSE if it is unable to meet its obligations.

Valuation of Certain Income Securities Risk. GPIM may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect NAV. Because the secondary markets for certain investments may be limited, they may be particularly difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such securities may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

28 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	November 30, 2023

Fund Statistics
Market Price	$13.74
Net Asset Value	$16.00
Discount to NAV	(14.13%)
Net Assets ($000)	$527,619

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED November 30, 2023
			Since Inception
	Six month	One	(annualized)
	(non-annualized)	Year	(11/23/21)
Guggenheim Active Allocation Fund
NAV	5.88%	9.56%	(3.12%)
Market	6.22%	8.42%	(9.31%)
Bloomberg U.S. Aggregate Bond Index	(0.80%)	1.18%	(5.49%)

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gug. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $20.00 per share for share price returns or initial net asset value (NAV) of $20.00 per share for NAV returns. Returns for periods of less than one year are not annualized.

The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 29

FUND SUMMARY (Unaudited) continued	November 30, 2023

Portfolio Breakdown	% of Net Assets
Investments
Corporate Bonds	51.7%
Senior Floating Rate Interests	29.9%
Asset-Backed Securities	18.0%
Collateralized Mortgage Obligations	7.1%
Preferred Stocks	6.3%
Common Stocks	5.6%
Closed-End Mutual Funds	2.3%
U.S. Government Securities	1.3%
Money Market Funds	1.2%
Mutual Fund	1.1%
Other	1.4%
Total Investments	125.9%
Other Assets & Liabilities, net	(25.9%)
Net Assets	100.0%

30 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	November 30, 2023

Ten Largest Holdings	% of Net Assets
CIFC Funding Ltd., 12.66%	1.6%
Madison Park Funding LIII Ltd., 11.41%	1.3%
Hotwire Funding LLC, 4.46%	1.2%
NuStar Logistics, LP, 6.38%	1.1%
Guggenheim Risk Managed Real Estate Fund — Institutional Class	1.1%
Uniform MBS 30 Year	1.0%
LaserAway Intermediate Holdings II LLC, 11.41%	1.0%
American Bath Group LLC, 9.20%	1.0%
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%	1.0%
Pelican Products, Inc., 9.79%	1.0%
Top Ten Total	11.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gug. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Portfolio Composition by Quality Rating1

% of Total
Rating	Investments
Investments
AAA	1.8%
AA	3.6%
A	3.5%
BBB	11.2%
BB	26.3%
B	34.0%
CCC	3.6%
NR2	7.1%
Other Instruments	8.9%
Total Investments	100.0%

[1]	Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.
[2]	NR (not rated) securities do not necessarily indicate low credit quality.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 31

FUND SUMMARY (Unaudited) continued	November 30, 2023

Market Price & NAV History

Distributions to Shareholders & Annualized Distribution Rate

All or a portion of the above distributions may be characterized as a return of capital. For the calendar year ended December 31, 2023, 59% of the distributions were characterized as ordinary income, and 41% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2023 will be reported to shareholders in January 2024.

32 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2023

	Shares	Value
COMMON STOCKS† – 5.6%
Technology – 1.4%
Intuit, Inc.[1]	1,181	$674,894
Teradyne, Inc.[1]	6,613	609,917
ANSYS, Inc.*,1	2,022	593,174
Qorvo, Inc.*,1	5,008	483,272
QUALCOMM, Inc.[1]	3,717	479,679
Skyworks Solutions, Inc.[1]	4,710	456,540
IPG Photonics Corp.*,1	4,423	423,547
Advanced Micro Devices, Inc.*,1	3,336	404,190
Paycom Software, Inc.[1]	1,974	358,597
Micron Technology, Inc.	4,612	351,065
Salesforce, Inc.*,1	1,292	325,455
Zebra Technologies Corp. — Class A*,1	1,317	312,103
Ceridian HCM Holding, Inc.*,1	4,165	286,968
Tyler Technologies, Inc.*,1	642	262,475
Seagate Technology Holdings plc	2,826	223,537
MicroStrategy, Inc. — Class A*	108	53,816
ASGN, Inc.*	596	53,187
Power Integrations, Inc.	691	52,799
Varonis Systems, Inc.*	1,250	52,362
Workiva, Inc.*	501	48,181
Synaptics, Inc.*	463	46,874
Silicon Laboratories, Inc.*	444	46,784
Blackline, Inc.*	633	36,619
Rapid7, Inc.*	659	35,685
Diodes, Inc.*	510	33,874
Sprout Social, Inc. — Class A*	530	30,157
Ambarella, Inc.*	412	24,189
Envestnet, Inc.*	635	24,149
PagerDuty, Inc.*	967	21,081
SiTime Corp.*	188	20,793
Asana, Inc. — Class A*	853	17,922
DigitalOcean Holdings, Inc.*	593	17,565
JFrog Ltd.*	632	17,051
Appian Corp. — Class A*	461	16,707
MaxLinear, Inc. — Class A*	829	15,527
Ultra Clean Holdings, Inc.*	521	14,140
Semtech Corp.*	756	12,376
Zuora, Inc. — Class A*	1,333	12,157
Phreesia, Inc.*	584	8,999
Cerence, Inc.*	454	7,850
3D Systems Corp.*	1,453	7,759

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 5.6% (continued)
Technology – 1.4% (continued)
Grid Dynamics Holdings, Inc.*	530	$6,720
PAR Technology Corp.*	147	5,414
BigCommerce Holdings, Inc.*	567	4,944
Digital Turbine, Inc.*	1,060	4,929
Sapiens International Corporation N.V.	184	4,734
Health Catalyst, Inc.*	609	4,373
Pitney Bowes, Inc.	1,031	4,165
8x8, Inc.*	1,327	4,100
Domo, Inc. — Class B*	330	3,132
Cardlytics, Inc.*	382	3,041
Bandwidth, Inc. — Class A*	275	3,019
Mitek Systems, Inc.*	255	2,879
CEVA, Inc.*	132	2,872
Outset Medical, Inc.*	548	2,872
Digimarc Corp.*	76	2,538
Daily Journal Corp.*	7	2,279
LivePerson, Inc.*	775	2,201
Corsair Gaming, Inc.*	163	2,104
TTEC Holdings, Inc.	108	2,022
American Software, Inc. — Class A	187	1,857
Unisys Corp.*	384	1,839
AvidXchange Holdings, Inc.*	147	1,568
Desktop Metal, Inc. — Class A*	2,196	1,537
Porch Group, Inc.*	894	1,359
Enfusion, Inc. — Class A*	126	1,289
ON24, Inc.	161	1,225
Telos Corp.*	238	978
Atomera, Inc.*	120	827
Upland Software, Inc.*	172	812
Vuzix Corp.*	349	733
Brightcove, Inc.*	242	593
Ouster, Inc.*	112	572
CoreCard Corp.*	43	560
CS Disco, Inc.*	84	500
Outbrain, Inc.*	127	484
Viant Technology, Inc. — Class A*	68	430
Rackspace Technology, Inc.*	324	408
Veritone, Inc.*	169	350
SecureWorks Corp. — Class A*	58	347
Forian, Inc.*	112	308
Weave Communications, Inc.*	27	255

See notes to financial statements.

34 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 5.6% (continued)
Technology – 1.4% (continued)
iCAD, Inc.*	130	$209
Smith Micro Software, Inc.*	275	187
Arteris, Inc.*	29	160
Meta Materials, Inc.*	1,187	112
EMCORE Corp.*	218	103
DarioHealth Corp.*	80	97
Ryvyl, Inc.*	11	37
Society Pass, Inc.*	19	5
NantHealth, Inc.*	10	4
Total Technology		7,062,099

Financial – 1.2%
BlackRock, Inc. — Class A1	735	552,154
Invesco Ltd.[1]	29,197	416,641
T. Rowe Price Group, Inc.[1]	3,987	399,218
Goldman Sachs Group, Inc.[1]	782	267,084
Nasdaq, Inc.[1]	4,653	259,824
Bank of New York Mellon Corp.[1]	5,113	247,060
Simon Property Group, Inc. REIT[1]	1,966	245,534
Synchrony Financial[1]	7,297	236,131
Franklin Resources, Inc.[1]	9,379	232,599
CBRE Group, Inc. — Class A*,1	2,920	230,563
State Street Corp.[1]	3,115	226,834
Capital One Financial Corp.[1]	1,965	219,412
Citigroup, Inc.[1]	4,721	217,638
Lincoln National Corp.[1]	8,597	204,437
Charles Schwab Corp.[1]	3,186	195,366
Bank of America Corp.[1]	6,340	193,307
Essex Property Trust, Inc. REIT[1]	761	162,443
Citizens Financial Group, Inc.[1]	5,454	148,731
Alexandria Real Estate Equities, Inc. REIT[1]	1,357	148,456
Truist Financial Corp.[1]	4,474	143,794
KeyCorp[1]	11,155	138,210
Healthpeak Properties, Inc. REIT[1]	7,889	136,637
Vornado Realty Trust REIT[1]	5,532	130,223
STAG Industrial, Inc. REIT	2,043	73,242
Terreno Realty Corp. REIT	863	49,286
Glacier Bancorp, Inc.	1,288	43,315
Valley National Bancorp	4,679	42,579
Hamilton Lane, Inc. — Class A	407	39,825
First Financial Bankshares, Inc.	1,517	39,821
Moelis & Co. — Class A	714	33,879

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 5.6% (continued)
Financial – 1.2% (continued)
Essential Properties Realty Trust, Inc. REIT	1,411	$33,511
Piper Sandler Cos.	204	31,565
National Storage Affiliates Trust REIT	949	31,497
Broadstone Net Lease, Inc. REIT	1,850	29,600
WSFS Financial Corp.	760	29,313
LXP Industrial Trust REIT	3,282	28,816
Macerich Co. REIT	2,498	28,652
Walker & Dunlop, Inc.	341	28,651
Artisan Partners Asset Management, Inc. — Class A	687	25,866
Axos Financial, Inc.*	669	25,603
Pacific Premier Bancorp, Inc.	1,095	24,660
Innovative Industrial Properties, Inc. REIT	292	23,845
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	896	21,692
Outfront Media, Inc. REIT	1,700	20,791
Triumph Financial, Inc.*	281	19,071
Cannae Holdings, Inc.*	994	17,852
Pathward Financial, Inc.	345	17,109
Cohen & Steers, Inc.	291	17,021
Virtus Investment Partners, Inc.	85	16,628
Customers Bancorp, Inc.*	357	16,090
Newmark Group, Inc. — Class A	1,942	15,983
Goosehead Insurance, Inc. — Class A*	211	15,462
Stewart Information Services Corp.	313	14,789
Chimera Investment Corp. REIT	2,752	14,338
StepStone Group, Inc. — Class A	527	13,502
Live Oak Bancshares, Inc.	376	12,634
Trupanion, Inc.*	446	11,471
Hilltop Holdings, Inc.	362	10,661
BRP Group, Inc. — Class A*	559	9,777
eXp World Holdings, Inc.	736	8,913
Brandywine Realty Trust REIT	1,990	8,875
Redfin Corp.*	1,216	8,476
Bank of NT Butterfield & Son Ltd.	294	8,153
Empire State Realty Trust, Inc. — Class A REIT	838	7,509
LendingClub Corp.*	1,171	7,377
MFA Financial, Inc. REIT	649	7,009
Safehold, Inc. REIT	335	6,594
Uniti Group, Inc. REIT	1,153	6,376
Veritex Holdings, Inc.	278	5,321
Redwood Trust, Inc. REIT	675	4,799
Piedmont Office Realty Trust, Inc. — Class A REIT	727	4,522
Centerspace REIT	83	4,427

See notes to financial statements.

36 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 5.6% (continued)
Financial – 1.2% (continued)
Eagle Bancorp, Inc.	185	$4,392
ConnectOne Bancorp, Inc.	218	4,286
Capitol Federal Financial, Inc.	762	4,107
Plymouth Industrial REIT, Inc.	182	3,959
Community Healthcare Trust, Inc. REIT	141	3,821
Anywhere Real Estate, Inc.*	675	3,631
Ready Capital Corp. REIT	355	3,628
Global Medical REIT, Inc.	351	3,521
Brightsphere Investment Group, Inc.	189	3,298
First Bancshares, Inc.	120	3,078
Central Pacific Financial Corp.	160	2,811
HCI Group, Inc.	33	2,798
Diamond Hill Investment Group, Inc.	17	2,730
World Acceptance Corp.*	24	2,675
Northfield Bancorp, Inc.	258	2,461
LendingTree, Inc.*	136	2,407
Business First Bancshares, Inc.	114	2,306
Metrocity Bankshares, Inc.	113	2,258
Metropolitan Bank Holding Corp.*	57	2,221
Oppenheimer Holdings, Inc. — Class A	55	2,190
B Riley Financial, Inc.	118	2,171
TPG RE Finance Trust, Inc. REIT	358	2,116
GCM Grosvenor, Inc. — Class A	258	2,082
HomeTrust Bancshares, Inc.	87	2,008
Seritage Growth Properties — Class A*	222	1,996
One Liberty Properties, Inc. REIT	95	1,941
Southern Missouri Bancorp, Inc.	45	1,939
ARMOUR Residential REIT, Inc.	103	1,813
West BanCorp, Inc.	95	1,682
First Foundation, Inc.	284	1,670
Alerus Financial Corp.	89	1,626
Office Properties Income Trust REIT	281	1,568
Waterstone Financial, Inc.	128	1,563
Sierra Bancorp	83	1,555
Enterprise Bancorp, Inc.	55	1,487
Invesco Mortgage Capital, Inc. REIT	183	1,465
Franklin Street Properties Corp. REIT	595	1,464
Blue Foundry Bancorp*	167	1,453
Civista Bancshares, Inc.	88	1,377
Hingham Institution For Savings	8	1,304
Southern First Bancshares, Inc.*	44	1,293
Industrial Logistics Properties Trust REIT	380	1,288

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 5.6% (continued)
Financial – 1.2% (continued)
Greenhill & Company, Inc.	85	$1,274
RBB Bancorp	83	1,268
City Office REIT, Inc.	254	1,227
Orchid Island Capital, Inc. REIT	158	1,164
eHealth, Inc.*	145	1,077
Investors Title Co.	7	1,059
Legacy Housing Corp.*	47	1,053
Citizens, Inc.*	297	980
Regional Management Corp.	44	973
Douglas Elliman, Inc.	450	878
Atlanticus Holdings Corp.*	28	864
HomeStreet, Inc.	114	770
Maiden Holdings Ltd.*	414	741
Star Holdings*	60	735
Great Ajax Corp. REIT	129	610
Pioneer Bancorp, Inc.*	69	571
GAMCO Investors, Inc. — Class A	30	569
Lemonade, Inc.*	30	530
Oportun Financial Corp.*	124	322
Ashford Hospitality Trust, Inc. REIT*	101	221
SouthState Corp.	2	119
Rafael Holdings, Inc. — Class B*	60	107
Fathom Holdings, Inc.*	36	99
Finance of America Companies, Inc. — Class A*	106	97
Curo Group Holdings Corp.*	125	94
Signature Bank[1]	1,846	92
Silvergate Capital Corp. — Class A*	327	82
Pershing Square Tontine Holdings, Ltd. — Class A*,†††,2	329,700	33
SVB Financial Group*,1	1,156	23
First Republic Bank[1]	1,594	22
Total Financial		6,486,137

Consumer, Cyclical – 1.2%
PVH Corp.[1]	6,676	652,779
Tesla, Inc.*,1	2,487	597,079
Carnival Corp.*,1	29,371	442,327
Aptiv plc*,1	4,627	383,301
Penn Entertainment, Inc.*,1	15,035	369,260
Caesars Entertainment, Inc.*,1	8,165	365,139
Bath & Body Works, Inc.[1]	10,922	356,276
Domino’s Pizza, Inc.[1]	662	260,093
Home Depot, Inc.[1]	807	252,986

See notes to financial statements.

38 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 5.6% (continued)
Consumer, Cyclical – 1.2% (continued)
NIKE, Inc. — Class B1	2,085	$229,913
Pool Corp.[1]	578	200,751
General Motors Co.[1]	6,159	194,624
Best Buy Company, Inc.[1]	2,703	191,751
Target Corp.[1]	1,235	165,255
CarMax, Inc.*,1	2,577	164,773
Ford Motor Co.[1]	15,940	163,545
Whirlpool Corp.[1]	1,379	150,173
VF Corp.[1]	4,779	79,953
Crocs, Inc.*	683	72,132
Under Armour, Inc. — Class C*,1	9,303	71,261
Under Armour, Inc. — Class A*,1	8,161	66,431
Advance Auto Parts, Inc.[1]	1,253	63,640
Macy’s, Inc.	3,538	56,113
Signet Jewelers Ltd.	620	50,952
Goodyear Tire & Rubber Co.*	3,229	44,851
Skyline Champion Corp.*	613	36,896
Steven Madden Ltd.	944	35,796
American Eagle Outfitters, Inc.	1,778	33,835
Kontoor Brands, Inc.	608	33,422
LCI Industries	289	31,359
Fox Factory Holding Corp.*	493	30,817
LGI Homes, Inc.*	252	29,754
Papa John’s International, Inc.	387	25,248
Boot Barn Holdings, Inc.*	342	25,062
MillerKnoll, Inc.	872	22,498
Sonos, Inc.*	1,488	22,469
Dana, Inc.	1,698	22,431
Cracker Barrel Old Country Store, Inc.	278	18,662
Gentherm, Inc.*	390	17,909
National Vision Holdings, Inc.*	969	17,878
Topgolf Callaway Brands Corp.*	1,357	16,637
Sally Beauty Holdings, Inc.*	1,288	12,455
Lions Gate Entertainment Corp. — Class B*	1,385	11,579
iRobot Corp.*	315	11,375
Camping World Holdings, Inc. — Class A	489	10,337
Vista Outdoor, Inc.*	330	9,309
AMC Entertainment Holdings, Inc. — Class A*	1,286	8,555
Cheesecake Factory, Inc.	270	8,465
Wolverine World Wide, Inc.	954	8,176
Allegiant Travel Co. — Class A	90	6,164
Malibu Boats, Inc. — Class A*	121	5,353

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 5.6% (continued)
Consumer, Cyclical – 1.2% (continued)
Hibbett, Inc.	80	$5,004
Shyft Group, Inc.	406	4,494
Standard Motor Products, Inc.	124	4,460
MarineMax, Inc.*	123	3,669
Children’s Place, Inc.*	161	3,663
Douglas Dynamics, Inc.	134	3,661
Denny’s Corp.*	362	3,435
Fisker, Inc.*	1,915	3,026
Lions Gate Entertainment Corp. — Class A*	341	3,011
Sun Country Airlines Holdings, Inc.*	187	2,839
Global Industrial Co.	76	2,706
Sleep Number Corp.*	260	2,636
Nikola Corp.*	2,697	2,623
Rush Street Interactive, Inc.*	616	2,593
Shoe Carnival, Inc.	105	2,550
Movado Group, Inc.	91	2,380
Bally’s Corp.*	191	2,200
Zumiez, Inc.*	114	2,152
Portillo’s, Inc. — Class A*	136	2,113
Marcus Corp.	136	1,892
Big Lots, Inc.	354	1,866
Cooper-Standard Holdings, Inc.*	100	1,774
GrowGeneration Corp.*	647	1,721
OneWater Marine, Inc. — Class A*	61	1,638
Johnson Outdoors, Inc. — Class A	31	1,629
Lovesac Co.*	76	1,578
Sportsman’s Warehouse Holdings, Inc.*	259	1,251
Hooker Furnishings Corp.	69	1,234
Vera Bradley, Inc.*	155	1,164
Citi Trends, Inc.*	47	1,122
Tilly’s, Inc. — Class A*	135	1,116
El Pollo Loco Holdings, Inc.*	113	939
Superior Group of Companies, Inc.	69	820
PetMed Express, Inc.	118	818
Cato Corp. — Class A	117	810
Noodles & Co.*	242	741
Big 5 Sporting Goods Corp.	123	729
American Outdoor Brands, Inc.*	84	722
Snap One Holdings Corp.*	100	715
EVI Industries, Inc.	27	699
Aeva Technologies, Inc.*	1,231	688
Hamilton Beach Brands Holding Co. — Class A	44	679

See notes to financial statements.

40 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 5.6% (continued)
Consumer, Cyclical – 1.2% (continued)
Flexsteel Industries, Inc.	39	$659
LL Flooring Holdings, Inc.*	170	595
ONE Group Hospitality, Inc.*	123	588
Universal Electronics, Inc.*	74	576
Sweetgreen, Inc. — Class A*	60	565
Tupperware Brands Corp.*	286	492
Lifetime Brands, Inc.	75	481
Hyliion Holdings Corp.*	698	397
Traeger, Inc.*	177	396
Torrid Holdings, Inc.*	103	395
Canoo, Inc.*	1,268	393
Duluth Holdings, Inc. — Class B*	72	361
Container Store Group, Inc.*	189	355
GAN Ltd.*	239	351
Conn’s, Inc.*	106	350
Workhorse Group, Inc.*	875	325
Fossil Group, Inc.*	284	312
Lazydays Holdings, Inc.*	44	304
Barnes & Noble Education, Inc.*	263	292
Liberty TripAdvisor Holdings, Inc. — Class A*	434	243
Purple Innovation, Inc.	343	213
Kirkland’s, Inc.*	74	181
PLBY Group, Inc.*	337	177
Mesa Air Group, Inc.*	204	147
BowFlex, Inc.*	179	110
Lordstown Motors Corp. — Class A*	60	85
Regis Corp.*	12	82
Rite Aid Corp.*	328	68
Aterian, Inc.*	154	48
Ideanomics, Inc.*	22	38
F45 Training Holdings, Inc.*	176	10
Arcimoto, Inc.*	9	9
Shift Technologies, Inc.*	102	3
EBET, Inc.*	2	–
Total Consumer, Cyclical		6,252,960

Consumer, Non-cyclical – 0.9%
Bio-Techne Corp.[1]	5,648	355,259
PayPal Holdings, Inc.*,1	5,816	335,060
Dexcom, Inc.*,1	2,620	302,662
Align Technology, Inc.*,1	1,380	295,044
Equifax, Inc.[1]	1,142	248,625

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 5.6% (continued)
Consumer, Non-cyclical – 0.9% (continued)
Zoetis, Inc.[1]	1,380	$243,805
IDEXX Laboratories, Inc.*,1	513	238,966
Charles River Laboratories International, Inc.*,1	985	194,124
Robert Half, Inc.[1]	2,350	192,653
MarketAxess Holdings, Inc.[1]	746	179,130
Illumina, Inc.*,1	1,645	167,708
Dentsply Sirona, Inc.[1]	5,242	166,433
Bio-Rad Laboratories, Inc. — Class A*,1	482	146,971
Moderna, Inc.*,1	1,850	143,745
Avis Budget Group, Inc.*	484	88,499
TriNet Group, Inc.*	474	54,951
Blueprint Medicines Corp.*	683	47,564
CONMED Corp.	339	36,364
Herc Holdings, Inc.	292	36,109
Bridgebio Pharma, Inc.*	1,241	35,629
Insmed, Inc.*	1,377	34,453
Korn Ferry	630	32,596
Alarm.com Holdings, Inc.*	552	30,073
Helen of Troy Ltd.*	281	29,513
LivaNova plc*	625	28,031
Primo Water Corp.	1,845	26,513
Progyny, Inc.*	754	25,907
LiveRamp Holdings, Inc.*	775	25,699
Arrowhead Pharmaceuticals, Inc.*	1,200	25,440
Intellia Therapeutics, Inc.*	814	24,119
NeoGenomics, Inc.*	1,325	24,075
Upbound Group, Inc.	773	22,494
Neogen Corp.*	1,258	21,348
Veracyte, Inc.*	791	20,250
Denali Therapeutics, Inc.*	1,062	19,668
Vericel Corp.*	545	19,369
Pacific Biosciences of California, Inc.*	2,271	19,258
AtriCure, Inc.*	525	18,627
PROG Holdings, Inc.*	663	18,073
Omnicell, Inc.*	513	17,114
Coursera, Inc.*	851	16,807
Beam Therapeutics, Inc.*	596	16,736
Riot Platforms, Inc.*	1,226	15,386
Twist Bioscience Corp.*	633	15,224
Apollo Medical Holdings, Inc.*	442	14,688
Cimpress plc*	205	14,450
Owens & Minor, Inc.*	718	14,274

See notes to financial statements.

42 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 5.6% (continued)
Consumer, Non-cyclical – 0.9% (continued)
Agios Pharmaceuticals, Inc.*	640	$14,227
Marathon Digital Holdings, Inc.*	1,115	13,347
Arvinas, Inc.*	548	12,040
Rocket Pharmaceuticals, Inc.*	486	11,338
SpringWorks Therapeutics, Inc.*	342	10,393
Ligand Pharmaceuticals, Inc. — Class B*	177	10,321
Protagonist Therapeutics, Inc.*	524	9,542
Cassava Sciences, Inc.*	448	9,332
Deluxe Corp.	503	9,200
Recursion Pharmaceuticals, Inc. — Class A*	1,343	9,200
Quanterix Corp.*	361	8,653
Editas Medicine, Inc.*	801	8,435
Kymera Therapeutics, Inc.*	403	8,366
Arcus Biosciences, Inc.*	526	7,922
Nevro Corp.*	405	7,015
Inhibrx, Inc.*	332	6,896
Fulgent Genetics, Inc.*	246	6,785
MacroGenics, Inc.*	716	5,878
CareDx, Inc.*	593	5,758
Monro, Inc.	194	5,611
ModivCare, Inc.*	145	5,475
Accolade, Inc.*	601	5,247
First Advantage Corp.	320	4,963
Zentalis Pharmaceuticals, Inc.*	428	4,815
WW International, Inc.*	627	4,521
Varex Imaging Corp.*	224	4,222
Sana Biotechnology, Inc.*	1,029	4,178
Scholar Rock Holding Corp.*	330	4,155
Viad Corp.*	120	3,996
OmniAb, Inc.*	867	3,806
Repay Holdings Corp.*	507	3,803
Alector, Inc.*	695	3,767
Community Health Systems, Inc.*	1,457	3,745
Avid Bioservices, Inc.*	708	3,604
B&G Foods, Inc.	375	3,465
OPKO Health, Inc.*	2,343	3,421
USANA Health Sciences, Inc.*	70	3,308
Custom Truck One Source, Inc.*	540	3,137
Heidrick & Struggles International, Inc.	115	3,126
OraSure Technologies, Inc.*	426	3,118
Senseonics Holdings, Inc.*	5,152	3,041
TrueBlue, Inc.*	205	2,858

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 5.6% (continued)
Consumer, Non-cyclical – 0.9% (continued)
American Well Corp. — Class A*	2,183	$2,772
MaxCyte, Inc.*	563	2,674
Surmodics, Inc.*	80	2,626
Beauty Health Co.*	1,022	2,616
Green Dot Corp. — Class A*	313	2,510
Castle Biosciences, Inc.*	124	2,479
Atrion Corp.	8	2,467
OrthoPediatrics Corp.*	80	2,466
Fate Therapeutics, Inc.*	948	2,360
Nurix Therapeutics, Inc.*	373	2,320
Nuvation Bio, Inc.*	1,852	2,296
Travere Therapeutics, Inc.*	348	2,185
Enanta Pharmaceuticals, Inc.*	230	2,148
European Wax Center, Inc. — Class A*	150	2,142
Olema Pharmaceuticals, Inc.*	150	2,092
Pennant Group, Inc.*	152	2,085
Carriage Services, Inc. — Class A	90	2,033
Replimune Group, Inc.*	177	1,979
Turning Point Brands, Inc.	86	1,963
Vital Farms, Inc.*	146	1,945
Allogene Therapeutics, Inc.*	811	1,906
Anika Therapeutics, Inc.*	86	1,884
Mission Produce, Inc.*	220	1,861
Coherus Biosciences, Inc.*	806	1,717
Pulmonx Corp.*	155	1,689
Utah Medical Products, Inc.	20	1,686
Aaron’s Company, Inc.	183	1,612
Cerus Corp.*	986	1,587
Bluebird Bio, Inc.*	402	1,536
ORIC Pharmaceuticals, Inc.*	188	1,485
Marinus Pharmaceuticals, Inc.*	220	1,481
Joint Corp.*	165	1,450
AngioDynamics, Inc.*	220	1,437
Accuray, Inc.*	550	1,435
Cleanspark, Inc.*	228	1,423
Edgewise Therapeutics, Inc.*	225	1,368
Heron Therapeutics, Inc.*	1,100	1,353
Sutro Biopharma, Inc.*	517	1,349
Willdan Group, Inc.*	66	1,320
Cullinan Oncology, Inc.*	154	1,261
Vanda Pharmaceuticals, Inc.*	326	1,213

See notes to financial statements.

44 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 5.6% (continued)
Consumer, Non-cyclical – 0.9% (continued)
Udemy, Inc.*	81	$1,205
Invitae Corp.*	2,340	1,189
Honest Company, Inc.*	495	1,183
Rigel Pharmaceuticals, Inc.*	1,018	1,161
iTeos Therapeutics, Inc.*	120	1,123
Akebia Therapeutics, Inc.*	1,039	1,101
InfuSystem Holdings, Inc.*	108	1,083
Vera Therapeutics, Inc.*	76	1,030
HF Foods Group, Inc.*	217	1,029
Harvard Bioscience, Inc.*	234	997
Inovio Pharmaceuticals, Inc.*	2,464	971
Organogenesis Holdings, Inc.*	379	966
Kodiak Sciences, Inc.*	399	966
Allakos, Inc.*	417	926
MeiraGTx Holdings plc*	177	924
Orthofix Medical, Inc.*	78	862
Ocugen, Inc.*	2,201	851
2U, Inc.*	857	842
Phathom Pharmaceuticals, Inc.*	120	839
Celcuity, Inc.*	57	836
Tarsus Pharmaceuticals, Inc.*	50	826
ALX Oncology Holdings, Inc.*	105	823
Zevra Therapeutics, Inc.*	172	819
Seer, Inc.*	495	797
BioLife Solutions, Inc.*	61	755
C4 Therapeutics, Inc.*	460	750
Pulse Biosciences, Inc.*	83	749
Lineage Cell Therapeutics, Inc.*	747	734
Cartesian Therapeutics, Inc.*	542	732
Whole Earth Brands, Inc.*	222	721
Inogen, Inc.*	116	675
Atara Biotherapeutics, Inc.*	1,012	668
Bioventus, Inc. — Class A*	164	656
Aveanna Healthcare Holdings, Inc.*	235	642
Precigen, Inc.*	565	633
Emergent BioSolutions, Inc.*	287	614
Scilex Holding Co.*	491	614
Sangamo Therapeutics, Inc.*	1,415	608
Generation Bio Co.*	522	590
Verastem, Inc.*	85	586
Erasca, Inc.*	335	569
Ginkgo Bioworks Holdings, Inc.*	428	552

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 5.6% (continued)
Consumer, Non-cyclical – 0.9% (continued)
CytomX Therapeutics, Inc.*	386	$537
Atossa Therapeutics, Inc.*	697	518
Vaxart, Inc.*	715	511
Stereotaxis, Inc.*	295	487
CEL-SCI Corp.*	214	481
Absci Corp.*	287	479
Oramed Pharmaceuticals, Inc.*	212	471
Annexon, Inc.*	185	461
Cue Biopharma, Inc.*	183	457
Apyx Medical Corp.*	185	437
Lexicon Pharmaceuticals, Inc.*	408	432
Seres Therapeutics, Inc.*	414	431
Stoke Therapeutics, Inc.*	113	428
Chimerix, Inc.*	435	423
Mind Medicine MindMed, Inc.*	125	412
ChromaDex Corp.*	279	388
NeuroPace, Inc.*	42	378
Werewolf Therapeutics, Inc.*	153	375
Graphite Bio, Inc.*	160	363
Asensus Surgical, Inc.*	1,394	361
Curis, Inc.*	25	358
PMV Pharmaceuticals, Inc.*	156	357
XBiotech, Inc.*	90	353
Kinnate Biopharma, Inc.*	153	347
Allovir, Inc.*	175	329
Personalis, Inc.*	214	327
Inozyme Pharma, Inc.*	85	327
Gritstone bio, Inc.*	249	324
IGM Biosciences, Inc.*	48	323
Affimed N.V.*	691	311
Shattuck Labs, Inc.*	158	310
Cyteir Therapeutics, Inc.*	99	300
Avrobio, Inc.*	225	297
CytoSorbents Corp.*	245	294
Tenaya Therapeutics, Inc.*	153	288
Verrica Pharmaceuticals, Inc.*	78	287
Greenwich Lifesciences, Inc.*	24	281
Cardiff Oncology, Inc.*	226	278
Athira Pharma, Inc.*	192	276
Kronos Bio, Inc.*	231	275
NanoString Technologies, Inc.*	532	265
Cara Therapeutics, Inc.*	264	255

See notes to financial statements.

46 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 5.6% (continued)
Consumer, Non-cyclical – 0.9% (continued)
2seventy bio, Inc.*	135	$247
Inotiv, Inc.*	99	245
Taysha Gene Therapies, Inc.*	133	234
Ikena Oncology, Inc.*	161	233
Tourmaline Bio, Inc.	12	232
DermTech, Inc.*	144	232
Applied Therapeutics, Inc.*	105	222
Praxis Precision Medicines, Inc.*	12	218
Instil Bio, Inc.*	629	213
Prelude Therapeutics, Inc.*	64	212
Vor BioPharma, Inc.*	113	209
MEI Pharma, Inc.	33	203
AirSculpt Technologies, Inc.*	38	191
Kezar Life Sciences, Inc.*	219	183
Spyre Therapeutics, Inc.*	10	179
Assertio Holdings, Inc.*	173	176
Spero Therapeutics, Inc.*	144	164
BioAtla, Inc.*	92	163
Sorrento Therapeutics, Inc.*	3,481	157
Neoleukin Therapeutics, Inc.*	41	142
Carisma Therapeutics, Inc.	59	142
NGM Biopharmaceuticals, Inc.*	187	140
Passage Bio, Inc.*	220	139
Adaptimmune Therapeutics plc ADR*	273	136
Vistagen Therapeutics, Inc.*	38	136
PAVmed, Inc.*	429	133
Homology Medicines, Inc.*	249	132
Century Therapeutics, Inc.*	96	131
Zevia PBC — Class A*	61	131
Korro Bio, Inc.*	3	126
Dianthus Therapeutics, Inc.*	11	123
TherapeuticsMD, Inc.*	46	119
Retractable Technologies, Inc.*	103	117
Harpoon Therapeutics, Inc.*	11	117
Bolt Biotherapeutics, Inc.*	136	116
Exagen, Inc.*	61	115
Beyondspring, Inc.*	133	114
Biodesix, Inc.*	75	112
Precision BioSciences, Inc.*	296	105
Quince Therapeutics, Inc.*	118	105
Eliem Therapeutics, Inc.*	41	104
Rapid Micro Biosystems, Inc. — Class A*	86	101

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 5.6% (continued)
Consumer, Non-cyclical – 0.9% (continued)
Pyxis Oncology, Inc.*	62	$99
Oncternal Therapeutics, Inc.*	263	97
Singular Genomics Systems, Inc.*	244	96
Syros Pharmaceuticals, Inc.*	34	93
Sensei Biotherapeutics, Inc.*	124	89
Aspira Women’s Health, Inc.*	28	89
Aligos Therapeutics, Inc.*	125	87
Alpha Teknova, Inc.*	41	84
Durect Corp.*	134	83
Accelerate Diagnostics, Inc.*	19	82
Elicio Therapeutics, Inc.*	12	74
Molecular Templates, Inc.*	14	68
Hookipa Pharma, Inc.*	114	65
Solid Biosciences, Inc.*	23	65
Oncocyte Corp.*	17	65
Vincerx Pharma, Inc.*	95	62
Sera Prognostics, Inc. — Class A*	31	60
Fortress Biotech, Inc.*	28	55
Rent the Runway, Inc. — Class A*	99	53
Talis Biomedical Corp.*	6	44
Vapotherm, Inc.*	16	43
Lucid Diagnostics, Inc.*	29	43
Xilio Therapeutics, Inc.*	43	41
Mustang Bio, Inc.*	28	40
Laird Superfood, Inc.*	37	39
Portage Biotech, Inc.*	29	38
KALA BIO, Inc.*	6	36
Atreca, Inc. — Class A*	154	34
Forte Biosciences, Inc.*	67	32
Cue Health, Inc.*	85	30
Applied Molecular Transport, Inc.*	148	29
AquaBounty Technologies, Inc.*	16	28
Acutus Medical, Inc.*	113	27
Seelos Therapeutics, Inc.*	19	24
GT Biopharma, Inc.*	105	23
VBI Vaccines, Inc.*	37	23
Ampio Pharmaceuticals, Inc.*	4	22
Trevena, Inc.*	38	22
Eargo, Inc.*	8	21
Telesis Bio, Inc.*	47	20
22nd Century Group, Inc.*	64	17
MiNK Therapeutics, Inc.*	11	12

See notes to financial statements.

48 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 5.6% (continued)
Consumer, Non-cyclical – 0.9% (continued)
Rubius Therapeutics, Inc.*	547	$10
NexImmune, Inc.*	4	10
Landos Biopharma, Inc.*	2	8
Eterna Therapeutics, Inc.*	8	7
Tonix Pharmaceuticals Holding Corp.*	13	7
Endo International plc*	2,732	7
iBio, Inc.*	2	7
Ontrak, Inc.*	9	5
Finch Therapeutics Group, Inc.*	1	4
SQZ Biotechnologies Co.*	135	3
Oncorus, Inc.*	121	3
Avalo Therapeutics, Inc.*	30	2
Infinity Pharmaceuticals, Inc.*	521	2
Athersys, Inc.*	49	1
AppHarvest, Inc.*	415	1
Humanigen, Inc.*	284	1
Tattooed Chef, Inc.*	281	–
9 Meters Biopharma, Inc.*	67	–
Codiak Biosciences, Inc.*,†††	94	–
Ligand Pharmaceuticals, Inc.*,††	67	–
Ligand Pharmaceuticals, Inc.*,††	67	–
ViewRay, Inc.*	837	–
Total Consumer, Non-cyclical		4,503,497

Communications – 0.5%
Expedia Group, Inc.*,1	2,988	406,906
Etsy, Inc.*,1	4,900	371,446
Netflix, Inc.*,1	751	355,952
Amazon.com, Inc.*,1	1,757	256,680
F5, Inc.*,1	1,315	225,115
eBay, Inc.[1]	5,107	209,438
Match Group, Inc.*,1	5,697	184,469
Charter Communications, Inc. — Class A*,1	457	182,859
Walt Disney Co.[1]	1,941	179,911
Warner Bros Discovery, Inc.*,1	10,664	111,439
Ziff Davis, Inc.*	508	32,421
DISH Network Corp. — Class A*,1	8,508	31,139
DigitalBridge Group, Inc.	1,417	24,457
Cargurus, Inc.*	1,120	24,214
Perficient, Inc.*	380	23,514
Q2 Holdings, Inc.*	638	22,662
Upwork, Inc.*	1,378	19,416

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 49

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 5.6% (continued)
Communications – 0.5% (continued)
Magnite, Inc.*	1,523	$12,306
Shutterstock, Inc.	274	12,031
Beyond, Inc.*	504	9,687
TechTarget, Inc.*	305	9,028
Open Lending Corp. — Class A*	1,223	7,815
Liberty Latin America Ltd. — Class C*	906	6,188
Clear Channel Outdoor Holdings, Inc.*	4,259	6,176
Revolve Group, Inc.*	420	5,594
Infinera Corp.*	1,081	4,205
Stitch Fix, Inc. — Class A*	949	3,549
iHeartMedia, Inc. — Class A*	1,313	3,440
Eventbrite, Inc. — Class A*	448	3,158
1-800-Flowers.com, Inc. — Class A*	317	2,799
Liquidity Services, Inc.*	135	2,587
IDT Corp. — Class B*	85	2,495
EW Scripps Co. — Class A*	335	2,315
NETGEAR, Inc.*	169	2,305
EchoStar Corp. — Class A*	219	2,293
Anterix, Inc.*	68	2,224
RealReal, Inc.*	940	2,124
OptimizeRx Corp.*	205	1,950
Boston Omaha Corp. — Class A*	118	1,711
Liberty Latin America Ltd. — Class A*	237	1,605
Thryv Holdings, Inc.*	90	1,601
Groupon, Inc.*	140	1,583
Gannett Company, Inc.*	838	1,550
Ooma, Inc.*	130	1,508
Entravision Communications Corp. — Class A	358	1,421
Advantage Solutions, Inc.*	455	1,251
Tucows, Inc. — Class A*	58	1,230
Ribbon Communications, Inc.*	419	893
CarParts.com, Inc.*	291	891
Lands’ End, Inc.*	85	600
1stdibs.com, Inc.*	106	453
Telesat Corp.*	41	447
Solo Brands, Inc. — Class A*	71	370
Cambium Networks Corp.*	63	294
comScore, Inc.*	417	280
National CineMedia, Inc.*	35	142
VirnetX Holding Corp.	18	139
Fluent, Inc.*	258	134
Inseego Corp.*	498	110

See notes to financial statements.

50 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 5.6% (continued)
Communications – 0.5% (continued)
CuriosityStream, Inc.*	155	$107
CalAmp Corp.*	208	67
aka Brands Holding Corp.*	4	39
Audacy, Inc.*	23	7
Digital Media Solutions, Inc. — Class A*	1	–
HyreCar, Inc.*	104	–
Total Communications		2,784,740

Industrial – 0.4%
Garmin Ltd.[1]	2,328	284,575
Generac Holdings, Inc.*,1	2,048	239,760
Dover Corp.[1]	1,697	239,549
Keysight Technologies, Inc.*,1	1,753	238,215
Johnson Controls International plc[1]	4,227	223,186
Fortune Brands Innovations, Inc.[1]	3,048	208,575
Mohawk Industries, Inc.*	2,047	180,770
Ball Corp.[1]	2,988	165,206
Stanley Black & Decker, Inc.[1]	1,746	158,711
Exponent, Inc.	606	46,638
Zurn Elkay Water Solutions Corp.	1,417	41,716
John Bean Technologies Corp.	366	37,808
Kratos Defense & Security Solutions, Inc.*	1,438	27,394
Kennametal, Inc.	980	22,844
Helios Technologies, Inc.	378	14,508
Montrose Environmental Group, Inc.*	305	9,537
Vicor Corp.*	247	9,033
Ichor Holdings Ltd.*	331	8,649
nLight, Inc.*	509	6,729
CryoPort, Inc.*	476	6,673
TriMas Corp.	253	6,484
GrafTech International Ltd.	2,345	5,792
Columbus McKinnon Corp.	163	5,692
Gorman-Rupp Co.	135	4,263
Triumph Group, Inc.*	373	4,174
Astec Industries, Inc.	133	4,135
Smith & Wesson Brands, Inc.	285	3,919
FARO Technologies, Inc.*	212	3,894
Pactiv Evergreen, Inc.	256	2,929
Manitowoc Company, Inc.*	204	2,923
Aspen Aerogels, Inc.*	263	2,756
GoPro, Inc. — Class A*	755	2,725
Enviri Corp.*	459	2,708
Mesa Laboratories, Inc.	29	2,476

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 51

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 5.6% (continued)
Industrial – 0.4% (continued)
Tutor Perini Corp.*	245	$2,051
Ranpak Holdings Corp.*	447	1,833
Comtech Telecommunications Corp.	152	1,795
Blink Charging Co.*	428	1,378
Luxfer Holdings plc	164	1,353
Standard BioTools, Inc.*	454	1,171
Pure Cycle Corp.*	114	1,140
AMMO, Inc.*	515	1,050
Daseke, Inc.*	239	1,047
Turtle Beach Corp.*	90	1,018
Identiv, Inc.*	127	879
Kopin Corp.*	462	702
Byrna Technologies, Inc.*	109	638
Caesarstone Ltd.*	134	544
Latham Group, Inc.*	240	542
Yellow Corp.*	300	480
Hydrofarm Holdings Group, Inc.*	465	397
INNOVATE Corp.*	282	299
Akoustis Technologies, Inc.*	287	164
AgEagle Aerial Systems, Inc.*	406	50
View, Inc.*	9	6
Total Industrial		2,243,483

Basic Materials – 0.0%
Balchem Corp.	377	47,019
Quaker Chemical Corp.	157	28,070
Tronox Holdings plc — Class A	1,344	17,136
Energy Fuels, Inc.*	900	7,155
Novagold Resources, Inc.*	1,390	5,838
Compass Minerals International, Inc.	200	4,856
Coeur Mining, Inc.*	1,501	4,578
Schnitzer Steel Industries, Inc. — Class A	154	3,947
Centrus Energy Corp. — Class A*	57	2,851
Gatos Silver, Inc.*	276	1,747
Codexis, Inc.*	706	1,666
Mativ Holdings, Inc.	136	1,589
Danimer Scientific, Inc.*	1,055	1,150
Unifi, Inc.*	81	527
Glatfelter Corp.*	261	384
Amyris, Inc.*	2,060	26
Total Basic Materials		128,539

See notes to financial statements.

52 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
COMMON STOCKS† – 5.6% (continued)
Energy – 0.0%
Sunnova Energy International, Inc.*	1,009	$11,704
SunPower Corp. — Class A*	937	3,889
Stem, Inc.*	1,328	3,811
DMC Global, Inc.*	111	1,770
Gevo, Inc.*	1,167	1,319
National Energy Services Reunited Corp.*	226	1,074
Aemetis, Inc.*	161	715
Beam Global*	52	297
Eos Energy Enterprises, Inc.*	259	285
Spruce Power Holding Corp.*	78	274
Total Energy		25,138
Utilities – 0.0%
Ameresco, Inc. — Class A*	362	10,846
Middlesex Water Co.	101	6,454
Global Water Resources, Inc.	75	915
Via Renewables, Inc.	15	136
Stronghold Digital Mining, Inc. — Class A*	4	18
Total Utilities		18,369
Total Common Stocks
(Cost $53,924,784)		29,504,962

PREFERRED STOCKS†† – 6.3%
Financial – 5.8%
Markel Group, Inc.
6.00%	5,000,000	4,889,445
Goldman Sachs Group, Inc.
3.80%	5,000,000	4,213,924
Bank of New York Mellon Corp.
3.75%	5,000,000	4,160,257
Citigroup, Inc.
4.15%	5,000,000	4,130,192
Wells Fargo & Co.
4.38%	139,386	2,489,434
4.75%[1]	61,250	1,176,613
3.90%	400,000	360,869
Bank of America Corp.
4.38%	1,781,500	3,840,729
Selective Insurance Group, Inc.
4.60%[1]	85,536	1,490,892
Public Storage
4.10%[1]	58,000	1,059,660
Reinsurance Group of America, Inc.
7.13% due 10/15/52	33,600	879,312

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
PREFERRED STOCKS†† – 6.3% (continued)
Financial – 5.8% (continued)
Lincoln National Corp.
9.25%	750,000	$782,849
Jackson Financial, Inc.
8.00%[1]	26,000	650,520
RenaissanceRe Holdings Ltd.
4.20%	38,000	634,220
First Republic Bank†††
4.50%	200,000	20
Total Financial		30,758,936

Government – 0.5%
CoBank ACB
4.25%	3,000,000	2,373,750
Total Preferred Stocks
(Cost $44,953,543)		33,132,686

WARRANTS† – 0.0%
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26[2]	4,204	51
Total Warrants
(Cost $187)		51

RIGHTS††† – 0.0%
Consumer, Non-cyclical – 0.0%
Korro Bio Inc
Expires 12/31/26	191	–
Assertio Holdings Inc
Expires 12/31/25	971	–
Carisma Therapeutics, Inc.
Expires 03/31/27	1,182	–
Epizyme, Inc.	793	–
Disc Medicine, Inc.	130	–
Jounce Therapeutics, Inc.	196	–
Eli Lilly & Co	6	–
Radius Health, Inc.	558	–
Total Consumer, Non-cyclical		–

See notes to financial statements.

54 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Shares	Value
RIGHTS††† – 0.0% (continued)
Communications – 0.0%
Groupon, Inc.
Expires 01/17/24	140	$ –
Aeglea BioTherapeutics, Inc.
Expires	240	–
Coherus Biosciences, Inc.
Expires	208	–
Magnenta Therapeutics, Inc.	178	–
Total Communications		–

Financial – 0.0%
Gurnet Point Capital LLC	285	–
Total Rights
(Cost $61)		–

EXCHANGE-TRADED FUNDS† – 1.0%
VanEck Gold Miners ETF[1]	162,400	5,086,368
Total Exchange-Traded Funds
(Cost $5,249,824)		5,086,368

MUTUAL FUND† – 1.1%
Guggenheim Risk Managed Real Estate Fund — Institutional Class[5]	192,151	5,729,942
Total Mutual Fund
(Cost $7,359,641)		5,729,942

CLOSED-END MUTUAL FUNDS† – 2.3%
Eaton Vance Limited Duration Income Fund[1]	309,597	2,860,676
Western Asset High Income Opportunity Fund, Inc.	744,627	2,851,922
BlackRock Credit Allocation Income Trust	283,098	2,836,642
BlackRock Debt Strategies Fund, Inc.[1]	193,981	2,017,402
Blackstone Strategic Credit Fund[1]	88,264	965,608
Ares Dynamic Credit Allocation Fund, Inc.[1]	51,928	667,794
Total Closed-End Mutual Funds
(Cost $16,126,613)		12,200,044

MONEY MARKET FUNDS† – 1.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.27%[6]	3,360,194	3,360,194
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 5.24%[6]	2,980,345	2,980,345
Total Money Market Funds
(Cost $6,340,539)		6,340,539

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 55

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 51.7%
Financial – 11.0%
NFP Corp.
6.88% due 08/15/28[7]	3,250,000	$2,893,656
7.50% due 10/01/30[1,7]	1,400,000	1,387,630
United Wholesale Mortgage LLC
5.50% due 04/15/29[7]	4,300,000	3,847,060
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[7]	3,810,000	3,257,246
Liberty Mutual Group, Inc.
4.30% due 02/01/61[7]	5,250,000	3,005,689
FS KKR Capital Corp.
3.25% due 07/15/27[1]	3,300,000	2,909,461
Iron Mountain, Inc.
5.25% due 07/15/30[7]	2,940,000	2,696,134
OneMain Finance Corp.
4.00% due 09/15/30[1]	3,300,000	2,688,237
Global Atlantic Finance Co.
3.13% due 06/15/31[7]	1,750,000	1,393,260
4.70% due 10/15/51[3,7]	1,500,000	1,244,117
Kennedy-Wilson, Inc.
5.00% due 03/01/31[1]	3,500,000	2,626,554
GLP Capital Limited Partnership / GLP Financing II, Inc.
3.25% due 01/15/32[1]	3,250,000	2,610,618
Accident Fund Insurance Company of America
8.50% due 08/01/32[1,7]	2,550,000	2,516,714
Hunt Companies, Inc.
5.25% due 04/15/29[7]	1,850,000	1,587,575
Starwood Property Trust, Inc.
4.38% due 01/15/27[7]	1,700,000	1,555,500
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
4.00% due 10/15/33[1,7]	1,800,000	1,455,354
3.88% due 03/01/31[7]	100,000	84,000
Atlantic Marine Corporations Communities LLC
5.38% due 02/15/48	2,054,936	1,520,336
Sherwood Financing plc
4.50% due 11/15/26	EUR 1,500,000	1,430,584
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[7]	1,500,000	1,425,000
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[7]	1,600,000	1,389,584
Prudential Financial, Inc.
5.13% due 03/01/52[1,3]	1,550,000	1,376,956
Credit Suisse AG NY
7.95% due 01/09/25	1,300,000	1,325,258

See notes to financial statements.

56 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 51.7% (continued)
Financial – 11.0% (continued)
Jones Deslauriers Insurance Management, Inc.
8.50% due 03/15/30[7]	750,000	$774,375
10.50% due 12/15/30[7]	500,000	517,500
NatWest Group plc
7.47% due 11/10/26[3]	1,250,000	1,281,201
Standard Chartered plc
7.78% due 11/16/25[3,7]	1,150,000	1,169,030
Ares Finance Company IV LLC
3.65% due 02/01/52[7]	1,650,000	1,071,378
Toronto-Dominion Bank
8.13% due 10/31/82[3]	1,050,000	1,055,804
KKR Group Finance Company X LLC
3.25% due 12/15/51[1,7]	1,600,000	988,510
PHM Group Holding Oy
4.75% due 06/18/26[7]	EUR 1,000,000	976,138
Corebridge Financial, Inc.
6.88% due 12/15/52[3]	900,000	864,284
Bank of Nova Scotia
8.63% due 10/27/82[3]	750,000	753,648
Nationstar Mortgage Holdings, Inc.
5.00% due 02/01/26[7]	790,000	753,238
Kane Bidco Ltd.
5.00% due 02/15/27	EUR 700,000	724,344
Swiss Re Finance Luxembourg S.A.
5.00% due 04/02/49[3,7]	600,000	561,771
Ryan Specialty LLC
4.38% due 02/01/30[7]	450,000	406,125
Total Financial		58,123,869

Consumer, Non-cyclical – 8.2%
DaVita, Inc.
4.63% due 06/01/30[1,7]	5,200,000	4,395,117
US Foods, Inc.
4.63% due 06/01/30[1,7]	4,250,000	3,834,454
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[1,7]	4,400,000	3,575,000
Upbound Group, Inc.
6.38% due 02/15/29[1,7]	3,412,000	3,106,933
BCP V Modular Services Finance II plc
4.75% due 11/30/28	EUR 3,000,000	2,899,020
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[7]	3,125,000	2,897,603
ADT Security Corp.
4.88% due 07/15/32[1,7]	3,300,000	2,891,856

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 57

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 51.7% (continued)
Consumer, Non-cyclical – 8.2% (continued)
Carriage Services, Inc.
4.25% due 05/15/29[7]	3,150,000	$2,665,530
CPI CG, Inc.
8.63% due 03/15/26[7]	2,290,000	2,175,642
TreeHouse Foods, Inc.
4.00% due 09/01/28[1]	2,000,000	1,701,337
Bausch Health Companies, Inc.
4.88% due 06/01/28[7]	3,300,000	1,679,439
Post Holdings, Inc.
5.50% due 12/15/29[1,7]	1,700,000	1,598,054
Medline Borrower, LP
5.25% due 10/01/29[1,7]	1,750,000	1,583,689
Reynolds American, Inc.
5.70% due 08/15/35[1]	1,550,000	1,454,657
Castor S.p.A.
9.10% (3 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 02/15/29◊,7	EUR 1,400,000	1,442,369
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
4.38% due 02/02/52	1,750,000	1,200,338
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[1,7]	1,075,000	1,058,868
WW International, Inc.
4.50% due 04/15/29[7]	1,750,000	1,005,471
Garden Spinco Corp.
8.63% due 07/20/30[7]	900,000	944,696
Catalent Pharma Solutions, Inc.
3.13% due 02/15/29[7]	300,000	251,250
APi Group DE, Inc.
4.75% due 10/15/29[7]	250,000	223,740
Williams Scotsman, Inc.
7.38% due 10/01/31[7]	150,000	153,616
Darling Ingredients, Inc.
6.00% due 06/15/30[7]	150,000	144,823
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
due 07/31/27[7,8]	1,750,000	131,250
Fortrea Holdings, Inc.
7.50% due 07/01/30[7]	100,000	99,000
HealthEquity, Inc.
4.50% due 10/01/29[7]	75,000	67,537
Tenet Healthcare Corp.
4.88% due 01/01/26	50,000	49,129
Total Consumer, Non-cyclical		43,230,418

See notes to financial statements.

58 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 51.7% (continued)
Communications – 7.2%
Altice France S.A.
5.13% due 01/15/29[1,7]	5,260,000	$3,818,323
5.13% due 07/15/29[7]	2,000,000	1,430,420
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33[7]	6,500,000	5,200,428
British Telecommunications plc
4.88% due 11/23/81[3,7]	5,000,000	4,127,518
Ziggo Bond Company BV
5.13% due 02/28/30[1,7]	4,361,000	3,408,322
Vodafone Group plc
5.13% due 06/04/81[3]	4,750,000	3,252,302
McGraw-Hill Education, Inc.
5.75% due 08/01/28[1,7]	1,800,000	1,642,500
8.00% due 08/01/29[7]	1,700,000	1,532,125
Vmed O2 UK Financing I plc
4.25% due 01/31/31[1,7]	3,250,000	2,731,335
Zayo Group Holdings, Inc.
4.00% due 03/01/27[1,7]	3,250,000	2,479,639
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[7]	1,750,000	1,645,569
5.13% due 07/15/29[1,7]	445,000	373,549
Rogers Communications, Inc.
5.25% due 03/15/82[1,3,7]	1,600,000	1,471,548
CSC Holdings LLC
11.25% due 05/15/28[7]	1,000,000	998,244
4.50% due 11/15/31[7]	300,000	212,304
6.50% due 02/01/29[7]	100,000	84,578
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[7]	1,500,000	1,117,351
Ciena Corp.
4.00% due 01/31/30[7]	850,000	749,286
UPC Broadband Finco BV
4.88% due 07/15/31[7]	750,000	632,812
Cogent Communications Group, Inc.
7.00% due 06/15/27[7]	500,000	491,250
VZ Secured Financing BV
5.00% due 01/15/32[7]	500,000	410,083
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.25% due 01/15/29[7]	325,000	280,696
Total Communications		38,090,182

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 59

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 51.7% (continued)
Industrial – 6.6%
PGT Innovations, Inc.
4.38% due 10/01/29[1,7]	3,295,000	$3,118,234
Standard Industries, Inc.
4.38% due 07/15/30[1,7]	2,400,000	2,103,678
3.38% due 01/15/31[7]	1,000,000	821,058
Level 3 Financing, Inc.
3.75% due 07/15/29	6,100,000	2,836,500
11.00% due 11/15/29†††	907,587	1
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[7]	2,300,000	2,294,716
5.25% due 07/15/28[7]	450,000	418,859
TK Elevator US Newco, Inc.
5.25% due 07/15/27[1,7]	2,630,000	2,498,733
Enviri Corp.
5.75% due 07/31/27[1,7]	2,625,000	2,284,590
MIWD Holdco II LLC / MIWD Finance Corp.
5.50% due 02/01/30[1,7]	2,600,000	2,202,856
GrafTech Finance, Inc.
4.63% due 12/15/28[1,7]	3,200,000	2,146,304
Pactiv Evergreen Group Issuer Incorporated/Pactiv Evergreen Group Issuer LLC
4.00% due 10/15/27[1,7]	2,150,000	1,967,250
Builders FirstSource, Inc.
6.38% due 06/15/32[7]	1,500,000	1,475,928
Artera Services LLC
9.03% due 12/04/25[7]	1,600,000	1,461,208
Clearwater Paper Corp.
4.75% due 08/15/28[7]	1,609,000	1,435,849
Victoria plc
3.63% due 08/05/26	EUR 1,600,000	1,319,155
Calderys Financing LLC
11.25% due 06/01/28[7]	1,250,000	1,274,150
Waste Pro USA, Inc.
5.50% due 02/15/26[7]	1,150,000	1,085,313
Mauser Packaging Solutions Holding Co.
7.88% due 08/15/26[7]	700,000	695,367
9.25% due 04/15/27[7]	350,000	318,511
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[7]	1,025,000	845,654
AmeriTex HoldCo Intermediate LLC
10.25% due 10/15/28[7]	650,000	635,375
SCIL IV LLC / SCIL USA Holdings LLC
9.50% due 07/15/28	EUR 550,000	617,478
TVL Finance plc
9.45% (3 Month EURIBOR + 5.50%, Rate Floor: 5.50%) due 04/28/28◊	EUR 300,000	332,503
Worldpay US, Inc.
8.50% due 01/15/31	GBP 250,000	326,873

See notes to financial statements.

60 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 51.7% (continued)
Industrial – 6.6% (continued)
Masonite International Corp.
3.50% due 02/15/30[7]	300,000	$253,548
Total Industrial		34,769,691

Consumer, Cyclical – 6.4%
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[1,7]	4,500,000	3,879,371
Penn Entertainment, Inc.
4.13% due 07/01/29[1,7]	3,350,000	2,780,517
Station Casinos LLC
4.63% due 12/01/31[1,7]	3,250,000	2,761,460
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[1,7]	2,200,000	1,947,000
Aramark Services, Inc.
5.00% due 02/01/28[7]	2,000,000	1,892,703
Air Canada
4.63% due 08/15/29[7]	CAD 2,750,000	1,830,927
Wabash National Corp.
4.50% due 10/15/28[1,7]	1,750,000	1,496,200
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[1,7]	1,650,000	1,465,943
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[7]	1,500,000	1,450,845
Boyne USA, Inc.
4.75% due 05/15/29[7]	1,600,000	1,446,431
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[7]	1,600,000	1,432,000
Crocs, Inc.
4.25% due 03/15/29[7]	1,625,000	1,421,875
Allwyn Entertainment Financing UK plc
7.88% due 04/30/29[7]	1,400,000	1,396,500
Deuce FinCo plc
5.50% due 06/15/27	GBP 1,200,000	1,365,268
Steelcase, Inc.
5.13% due 01/18/29[1]	1,450,000	1,329,227
Ontario Gaming GTA, LP
8.00% due 08/01/30[7]	1,250,000	1,262,637
Evergreen Acqco 1 Limited Partnership / TVI, Inc.
9.75% due 04/26/28[1,7]	1,170,000	1,213,875
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[7]	1,400,000	1,113,681
Ritchie Bros Holdings, Inc.
7.75% due 03/15/31[7]	650,000	674,440
Hanesbrands, Inc.
9.00% due 02/15/31[1,7]	550,000	518,487
4.88% due 05/15/26[7]	100,000	94,229

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 61

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 51.7% (continued)
Consumer, Cyclical – 6.4% (continued)
Tempur Sealy International, Inc.
3.88% due 10/15/31[7]	600,000	$482,104
JB Poindexter & Company, Inc.
7.13% due 04/15/26[7]	325,000	319,808
Wolverine World Wide, Inc.
4.00% due 08/15/29[7]	300,000	231,153
Total Consumer, Cyclical		33,806,681

Energy – 5.4%
NuStar Logistics, LP
6.38% due 10/01/30[1]	6,000,000	5,850,000
Occidental Petroleum Corp.
7.95% due 06/15/39[1]	3,190,000	3,551,660
ITT Holdings LLC
6.50% due 08/01/29[1,7]	3,750,000	3,271,875
CVR Energy, Inc.
5.75% due 02/15/28[7]	3,300,000	3,051,543
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27[1]	2,400,000	2,300,364
6.88% due 01/15/29	675,000	628,540
Venture Global LNG, Inc.
9.88% due 02/01/32[7]	2,550,000	2,613,348
Valero Energy Corp.
4.00% due 06/01/52[1]	3,350,000	2,436,891
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	1,750,000	1,527,068
Buckeye Partners, LP
5.85% due 11/15/43	1,650,000	1,246,814
EnLink Midstream LLC
6.50% due 09/01/30[1,7]	975,000	981,334
BP Capital Markets plc
4.88% [3,9]	500,000	449,383
Energy Transfer, LP
5.75% due 04/01/25	150,000	149,329
5.63% due 05/01/27[7]	125,000	122,819
Viper Energy, Inc.
7.38% due 11/01/31[7]	250,000	253,000
Total Energy		28,433,968

Basic Materials – 3.8%
Kaiser Aluminum Corp.
4.50% due 06/01/31[7]	4,350,000	3,511,551
SK Invictus Intermediate II SARL
5.00% due 10/30/29[1,7]	4,250,000	3,453,699
Ingevity Corp.
3.88% due 11/01/28[7]	2,900,000	2,457,760

See notes to financial statements.

62 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 51.7% (continued)
Basic Materials – 3.8% (continued)
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[7]	2,250,000	$2,112,138
Compass Minerals International, Inc.
6.75% due 12/01/27[7]	1,943,000	1,891,219
Carpenter Technology Corp.
7.63% due 03/15/30	1,600,000	1,624,137
6.38% due 07/15/28	200,000	196,483
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[7]	1,850,000	1,739,000
Anglo American Capital plc
5.63% due 04/01/30[7]	1,050,000	1,034,654
International Flavors & Fragrances, Inc.
1.23% due 10/01/25[1,7]	710,000	648,397
Arsenal AIC Parent LLC
8.00% due 10/01/30[7]	550,000	561,170
Valvoline, Inc.
4.25% due 02/15/30[7]	400,000	395,193
WR Grace Holdings LLC
4.88% due 06/15/27[7]	250,000	238,076
Total Basic Materials		19,863,477

Technology – 2.8%
Dun & Bradstreet Corp.
5.00% due 12/15/29[7]	3,300,000	2,981,880
NCR Voyix Corp.
5.25% due 10/01/30[7]	3,250,000	2,856,879
AthenaHealth Group, Inc.
6.50% due 02/15/30[1,7]	3,200,000	2,773,771
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31	1,900,000	1,636,128
Cloud Software Group, Inc.
6.50% due 03/31/29[1,7]	1,660,000	1,528,659
Central Parent Incorporated / CDK Global, Inc.
7.25% due 06/15/29[7]	1,350,000	1,348,839
Broadcom, Inc.
3.19% due 11/15/36[7]	1,750,000	1,337,131
Capstone Borrower, Inc.
8.00% due 06/15/30[7]	100,000	100,000
Total Technology		14,563,287

Utilities – 0.3%
Terraform Global Operating, LP
6.13% due 03/01/26[7]	1,150,000	1,112,625
NRG Energy, Inc.
7.00% due 03/15/33[7]	650,000	657,182
Total Utilities		1,769,807

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 63

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
CORPORATE BONDS†† – 51.7% (continued)
Total Corporate Bonds
(Cost $314,002,296)		$272,651,380
SENIOR FLOATING RATE INTERESTS††,◊ – 29.9%
Consumer, Non-cyclical – 9.9%
LaserAway Intermediate Holdings II LLC
11.41% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 10/14/27	5,649,375	5,543,449
Lyons Magnus
12.13% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%)
(in-kind rate was 4.25%) due 05/10/27[10]	5,935,179	5,153,694
Gibson Brands, Inc.
10.66% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 08/11/28	5,649,375	5,027,944
National Mentor Holdings, Inc.
9.21% ((1 Month Term SOFR + 3.75%) and (3 Month Term SOFR + 3.75%),
Rate Floor: 3.75%) due 03/02/28	5,226,910	4,733,646
9.24% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/02/28	168,375	152,485
Kronos Acquisition Holdings, Inc.
11.54% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 12/22/26	3,242,250	3,242,250
Blue Ribbon LLC
11.43% (1 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 05/08/28	3,645,570	3,107,848
Triton Water Holdings, Inc.
8.90% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/31/28	2,939,856	2,888,409
Florida Food Products LLC
10.46% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/18/28	3,201,250	2,737,069
Women’s Care Holdings, Inc.
10.05% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 01/17/28	2,939,850	2,596,269
Southern Veterinary Partners LLC
9.46% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/05/27	2,111,376	2,098,708
PetIQ LLC
10.17% (6 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 04/13/28	1,912,626	1,883,936
HAH Group Holding Co. LLC
10.45% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27	1,901,182	1,876,919
Mission Veterinary Partners
9.46% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/27/28	1,666,000	1,642,743
Inception Holdco SARL
9.72% (3 Month EURIBOR + 5.75%, Rate Floor: 5.75%) due 09/26/29†††	EUR 1,400,000	1,508,818
Pimente Investissement S.A.S.
7.72% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 12/29/28	EUR 1,350,000	1,457,033
AI Aqua Merger Sub, Inc.
due 07/30/28	1,250,000	1,237,500
Dhanani Group, Inc.
11.44% (1 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 06/10/27†††	1,123,864	1,112,625
Nidda Healthcare Holding GmbH
7.46% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 08/21/26	EUR 1,000,000	1,073,057

See notes to financial statements.

64 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 29.9% (continued)
Consumer, Non-cyclical – 9.9% (continued)
Chefs’ Warehouse, Inc.
10.20% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 08/23/29	1,061,833	$1,065,157
Weber-Stephen Products LLC
8.71% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/29/27	1,033,775	882,771
Financiere Mendel
9.62% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 11/30/30	500,000	498,250
Grifols Worldwide Operations USA, Inc.
7.54% ((1 Month Term SOFR + 2.00%) and (3 Month Term SOFR + 2.00%),
Rate Floor: 2.00%) due 11/15/27	300,000	296,166
Elanco Animal Health, Inc.
7.17% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 08/02/27	280,346	275,639
Bombardier Recreational Products, Inc.
7.45% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 05/24/27	269,402	265,531
TGP Holdings LLC
8.70% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 06/29/28	188,403	160,273
Total Consumer, Non-cyclical		52,518,189

Consumer, Cyclical – 6.5%
Pacific Bells LLC
10.15% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28	4,912,629	4,846,603
Secretariat Advisors LLC
10.40% (3 Month Term SOFR + 5.01%, Rate Floor: 5.01%) due 12/29/28†††	4,329,000	4,285,710
First Brands Group LLC
10.88% (6 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27	3,234,902	3,177,483
Cordobes Holdco SL
8.34% (1 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 02/02/29	EUR 2,400,000	2,386,675
BRE/Everbright M6 Borrower LLC
10.43% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 09/09/26	2,352,000	2,335,842
Breitling Financing SARL
7.86% (6 Month EURIBOR + 3.93%, Rate Floor: 3.93%) due 10/25/28	EUR 2,000,000	2,059,591
FR Refuel LLC
10.21% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 11/08/28	1,963,250	1,899,444
The Facilities Group
11.24% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 11/30/27†††	1,861,288	1,824,062
NFM & J LLC
11.23% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 11/30/27†††	1,831,600	1,794,968
Alexander Mann
11.42% (1 Month Term SOFR + 6.10%, Rate Floor: 6.10%) due 06/29/27	1,800,000	1,749,006
Fertitta Entertainment LLC
9.35% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 01/29/29	1,674,500	1,661,322
Albion Financing 3 SARL
9.25% (3 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 08/17/26	EUR 1,300,000	1,415,197

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 65

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 29.9% (continued)
Consumer, Cyclical – 6.5% (continued)
RealTruck Group, Inc.
10.44% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 01/31/28	1,400,000	$1,365,000
Shaw Development LLC
11.46% (6 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 10/30/29†††	1,206,383	1,182,597
Zephyr Bidco Ltd.
11.19% (1 Month GBP SONIA + 6.00%, Rate Floor: 6.00%) due 07/31/28	GBP 500,000	615,405
Congruex Group LLC
11.28% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 05/03/29	444,375	436,043
American Tire Distributors, Inc.
11.91% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%) due 10/20/28	443,250	368,146
Orion Group
11.89% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%) due 03/19/27†††	140,870	138,293
11.69% (1 Month Term SOFR + 6.36%, Rate Floor: 7.36%) due 03/19/27†††	138,922	136,381
11.24% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 03/19/27†††	9,391	8,537
New Trojan Parent, Inc.
8.71% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 01/06/28	666,477	276,961
CCRR Parent, Inc.
9.21% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/06/28	224,383	211,107
Caesars Entertainment, Inc.
8.70% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 02/06/30	199,000	198,944
Outcomes Group Holdings, Inc.
13.04% (3 Month Term SOFR + 7.50%, Rate Floor: 7.50%) due 10/26/26†††	150,000	137,250
Total Consumer, Cyclical		34,510,567
Industrial – 6.4%
American Bath Group LLC
9.20% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 11/23/27	5,637,448	5,296,157
Pelican Products, Inc.
9.79% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/29/28	5,649,375	5,191,776
Protective Industrial Products, Inc.
9.46% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/29/27	3,753,229	3,668,781
Merlin Buyer, Inc.
9.35% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/14/28	3,250,500	3,193,616
ASP Dream Acquisiton Co. LLC
9.45% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/15/28	3,201,250	3,177,241
Icebox Holdco III, Inc.
9.15% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 12/22/28	3,154,736	3,093,629
Rinchem Company LLC
9.74% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 03/02/29	3,160,000	2,684,041
Arcline FM Holdings LLC
10.40% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 06/23/28	2,205,000	2,168,066
CPM Holdings, Inc.
9.83% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 09/22/28	1,350,000	1,349,716
Geo Parent Corporation
10.80% (6 Month Term SOFR + 5.35%, Rate Floor: 5.35%) due 12/19/28	1,300,000	1,287,000

See notes to financial statements.

66 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 29.9% (continued)
Industrial – 6.4% (continued)
Dispatch Terra Acquisition LLC
9.79% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 03/27/28	1,190,901	$1,116,470
Atlantic Aviation
9.35% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 09/22/28	794,000	793,436
DXP Enterprises, Inc.
10.29% (6 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 10/05/30	500,000	498,750
LTI Holdings, Inc.
8.96% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 09/08/25	173,177	162,168
Patriot Container Corp. (Wastequip)
due 03/20/25	150,000	142,125
White Cap Supply Holdings LLC
9.10% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 10/19/27	98,744	98,643
Total Industrial		33,921,615
Technology – 3.1%
Project Ruby Ultimate Parent Corp.
11.21% (1 Month Term SOFR + 5.86%, Rate Floor: 6.61%) due 03/10/28†††	2,722,500	2,745,413
Avalara, Inc.
12.64% (3 Month Term SOFR + 7.25%, Rate Floor: 7.25%) due 10/19/28†††	2,636,364	2,605,388
Precise Midco BV
7.60% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 05/13/26	EUR 830,769	897,983
8.35% (1 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 10/12/30	EUR 669,231	724,738
Apttus Corp.
9.46% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 05/08/28	1,386,891	1,385,157
Park Place Technologies, LLC
10.45% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 11/10/27	1,293,367	1,273,695
Finastra
12.71% (6 Month Term SOFR + 7.25%, Rate Floor: 7.25%) due 09/13/29†††	1,200,000	1,189,598
Xerox Corp.
9.35% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 11/14/29	1,200,000	1,177,500
Central Parent LLC
9.41% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 07/06/29	1,100,000	1,100,198
Concorde Lux
7.89% (6 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 03/01/28	EUR 1,000,000	1,061,398
iSolved, Inc.
9.48% (6 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/14/30	850,000	848,937
Atlas CC Acquisition Corp.
9.90% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 05/25/28	888,636	822,113
CoreLogic, Inc.
8.96% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 06/02/28	493,703	462,540
Finastra USA, Inc.
12.57% (1 Month Term SOFR + 7.25%, Rate Floor: 7.25%) due 09/13/29†††	12,387	10,912
Total Technology		16,305,570

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 67

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 29.9% (continued)
Financial – 2.2%
HighTower Holding LLC
9.64% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/21/28	2,775,141	$2,758,962
Eisner Advisory Group
10.71% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/28/28	1,893,001	1,889,461
Teneo Holdings LLC
10.70% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/11/25	1,193,782	1,190,058
Aretec Group, Inc.
due 08/09/30	1,100,000	1,081,927
Global Blue Acquisition B.V.
due 11/13/30	EUR 1,000,000	1,072,284
Jones Deslauriers Insurance Management, Inc.
9.62% (6 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 03/15/30	1,050,000	1,051,312
Franchise Group, Inc.
10.39% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 03/10/26	1,343,250	1,007,437
Apex Group Treasury LLC
10.40% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 07/27/28†††	545,875	545,193
Asurion LLC
9.70% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 08/20/28	497,500	488,794
Claros Mortgage Trust, Inc.
9.94% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/10/26	343,822	324,053
Total Financial		11,409,481
Communications – 1.0%
Cengage Learning Acquisitions, Inc.
10.41% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 07/14/26	3,929,825	3,923,458
Simon & Schuster
9.39% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 09/26/30	900,000	898,875
McGraw Hill LLC
10.21% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 07/28/28	392,982	385,473
Flight Bidco, Inc.
8.96% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 07/23/25	148,052	145,249
Total Communications		5,353,055
Basic Materials – 0.6%
NIC Acquisition Corp.
9.40% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 12/29/27	3,058,042	2,304,999
LTI Holdings, Inc.
10.21% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 07/24/26	492,990	460,329
Arsenal AIC Parent LLC
9.85% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/19/30	300,000	299,937
Total Basic Materials		3,065,265

See notes to financial statements.

68 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 29.9% (continued)
Energy – 0.2%
BANGL LLC
9.89% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 02/01/29	900,000	$895,500
Total Senior Floating Rate Interests
(Cost $164,406,487)		157,979,242
ASSET-BACKED SECURITIES†† – 18.0%
Collateralized Loan Obligations – 8.4%
CIFC Funding Ltd.
2021-4RA DR, 12.66% (3 Month Term SOFR + 7.26%, Rate Floor: 7.00%)
due 01/17/35◊,7	9,000,000	8,728,122
2022-3A E, 12.68% (3 Month Term SOFR + 7.27%, Rate Floor: 7.27%)
due 04/21/35◊,7	1,000,000	997,913
Madison Park Funding LIII Ltd.
2022-53A E, 11.41% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%)
due 04/21/35◊,7	7,500,000	6,950,164
Boyce Park CLO Ltd.
2022-1A E, 11.66% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%) due 04/21/35◊,7	4,000,000	3,715,392
ABPCI Direct Lending Fund IX LLC
2021-9A BR, 8.15% (3 Month Term SOFR + 2.76%, Rate Floor: 2.50%) due 11/18/31◊,7	3,500,000	3,367,895
Palmer Square Loan Funding Ltd.
2022-1A D, 10.39% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 04/15/30◊,7	3,500,000	3,343,811
ACRES Commercial Realty Ltd.
2021-FL2 D, 8.54% (1 Month Term SOFR + 3.21%, Rate Floor: 3.21%) due 01/15/37◊,7	3,250,000	2,977,356
Fontainbleau Vegas
10.97% (1 Month Term SOFR + 5.65%, Rate Floor: 5.65%) due 01/31/26◊,†††	2,359,051	2,359,051
Carlyle Global Market Strategies
2022-1A E, 12.74% (3 Month Term SOFR + 7.35%, Rate Floor: 7.35%) due 04/15/35◊,7	2,250,000	2,210,606
Cerberus Loan Funding XLII LLC
2023-3A C, 9.58% (3 Month Term SOFR + 4.15%, Rate Floor: 4.15%) due 09/13/35◊,7	2,000,000	1,999,528
Neuberger Berman Loan Advisers CLO 47 Ltd.
2022-47A E, 11.64% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%) due 04/14/35◊,7	1,750,000	1,673,883
Voya CLO Ltd.
2022-1A SUB, due 04/20/35[7,11]	1,750,000	1,382,117
Cerberus Loan Funding XL LLC
2023-1A D, 11.79% (3 Month Term SOFR + 6.40%, Rate Floor: 6.40%) due 03/22/35◊,7	1,000,000	1,000,808
FS Rialto Issuer LLC
2022-FL6 C, 9.56% (1 Month Term SOFR + 4.23%, Rate Floor: 4.23%) due 08/17/37◊,7	1,000,000	995,737
Carlyle US CLO Ltd.
2022-4A DR, 11.99% (3 Month Term SOFR + 6.60%, Rate Floor: 6.60%) due 04/15/35◊,7 1,000,000		945,118
LCCM Trust
2021-FL2 C, 7.59% (1 Month Term SOFR + 2.26%, Rate Floor: 2.26%) due 12/13/38◊,7	1,000,000	917,781
KREF Ltd.
2021-FL2 AS, 6.74% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%) due 02/15/39◊,7	950,000	879,637
Total Collateralized Loan Obligations		44,444,919

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 69

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 18.0% (continued)
Transport-Aircraft – 3.4%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[4,7]	3,493,852	$3,141,602
2019-1, 5.19% due 12/15/44[4,7]	577,688	473,704
AASET Trust
2021-1A, 2.95% due 11/16/41[7]	917,771	813,420
2021-2A, 2.80% due 01/15/47[7]	815,903	698,576
2020-1A, 3.35% due 01/16/40[7]	755,973	661,462
2021-2A, 3.54% due 01/15/47[7]	573,264	458,949
2019-1, 3.84% due 05/15/39[7]	599,118	449,344
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[7]	3,184,184	2,870,319
Start Ltd.
2018-1, 4.09% due 05/15/43[7]	1,429,408	1,275,961
2018-1, 5.32% due 05/15/43[7]	1,161,789	996,257
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[7]	2,418,619	2,031,736
Project Silver
2019-1, 3.97% due 07/15/44[7]	1,658,529	1,376,629
Labrador Aviation Finance Ltd.
2016-1A, 4.30% due 01/15/42[7]	1,576,226	1,328,345
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[7]	409,366	373,196
2019-1A, 3.97% due 04/15/39[7]	403,708	353,258
Start II Ltd.
2019-1, 4.09% due 03/15/44[7]	686,946	620,031
Total Transport-Aircraft		17,922,789
Financial – 2.3%
Thunderbird A
5.50% due 03/01/37†††	4,767,222	4,379,455
Lightning A
5.50% due 03/01/37†††	4,696,111	4,314,128
Ceamer Finance LLC
6.92% due 11/15/37†††	2,658,247	2,540,093
Thunderbird B
7.50% due 03/01/37†††	616,935	560,967
Lightning B
7.50% due 03/01/37†††	607,732	552,599
Total Financial		12,347,242
Infrastructure – 2.3%
Hotwire Funding LLC
2021-1, 4.46% due 11/20/51[7]	7,700,000	6,417,302
VB-S1 Issuer LLC – VBTEL
2022-1A, 5.27% due 02/15/52[7]	5,000,000	4,230,213

See notes to financial statements.

70 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 18.0% (continued)
Infrastructure – 2.3% (continued)
Blue Stream Issuer LLC
2023-1A, 6.90% due 05/20/53[7]	1,000,000	$934,210
Vault DI Issuer LLC
2021-1A, 2.80% due 07/15/46[7]	650,000	560,363
Total Infrastructure		12,142,088
Net Lease – 0.8%
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[7]	1,450,000	1,181,227
2020-1A, 4.52% due 02/15/50[7]	1,000,000	895,127
CARS-DB7, LP
2023-1A, 6.50% due 09/15/53[7]	1,047,813	1,033,478
SVC ABS LLC
2023-1A, 5.55% due 02/20/53[7]	998,125	921,977
Total Net Lease		4,031,809
Single Family Residence – 0.5%
FirstKey Homes Trust
2020-SFR2, 4.50% due 10/19/37[7]	1,100,000	1,012,560
2020-SFR2, 4.00% due 10/19/37[7]	1,100,000	1,009,300
2020-SFR2, 3.37% due 10/19/37[7]	700,000	637,377
Total Single Family Residence		2,659,237
Whole Business – 0.2%
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/05/49[7]	990,000	930,192
Insurance – 0.1%
CHEST
7.13% due 03/15/43†††	500,000	488,142
Total Asset-Backed Securities
(Cost $100,718,295)		94,966,418
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 7.1%
Government Agency – 5.2%
Freddie Mac
3.00% due 08/01/52[1]	4,320,948	3,672,107
3.00% due 06/01/52[1]	4,321,997	3,666,710
4.00% due 06/01/52[1]	2,365,556	2,165,524
5.00% due 09/01/52[1]	1,985,267	1,913,855
4.00% due 05/01/52[1]	1,108,993	1,010,222

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 71

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 7.1% (continued)
Government Agency – 5.2% (continued)
Fannie Mae
4.00% due 06/01/52[1]	3,346,144	$3,067,789
5.00% due 08/01/53[1]	2,056,798	1,980,640
4.00% due 07/01/52[1]	1,901,492	1,753,812
4.00% due 05/01/52[1]	1,601,485	1,460,009
5.00% due 09/01/52[1]	757,577	730,326
5.00% due 06/01/53[1]	688,270	662,875
Uniform MBS 30 Year [15]
due 09/14/53	6,575,630	5,543,598
Total Government Agency		27,627,467
Residential Mortgage-Backed Securities – 1.5%
LSTAR Securities Investment Ltd.
2023-1, 8.85% (SOFR + 3.50%, Rate Floor: 0.00%) due 01/01/28◊,7	2,488,802	2,469,931
Finance of America HECM Buyout
2022-HB2, 6.00% (WAC) due 08/01/32◊,7	1,450,000	1,314,265
Carrington Mortgage Loan Trust Series
2006-NC5, 5.61% (1 Month Term SOFR + 0.26%, Rate Cap/Floor: 14.50%/0.15%)
due 01/25/37◊	1,441,434	1,192,942
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[4,7]	716,167	695,314
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,12	700,000	586,324
PRPM LLC
2023-1, 6.88% (WAC) due 02/25/28◊,7	559,372	559,737
OBX Trust
2022-NQM8, 6.10% due 09/25/62[4,7]	434,755	425,095
Citigroup Mortgage Loan Trust
2022-A, 6.17% due 09/25/62[4,7]	409,499	407,282
CSMC Trust
2020-RPL5, 3.02% (WAC) due 08/25/60◊,7	282,071	279,353
Total Residential Mortgage-Backed Securities		7,930,243
Commercial Mortgage-Backed Securities – 0.4%
BX Commercial Mortgage Trust
2021-VOLT, 7.44% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%)
due 09/15/36◊,7	1,250,000	1,185,665
BX Trust
2023-DELC, 8.66% (1 Month Term SOFR + 3.34%, Rate Floor: 3.34%)
due 05/15/38◊,7	1,000,000	1,000,625
Total Commercial Mortgage-Backed Securities		2,186,290
Total Collateralized Mortgage Obligations
(Cost $38,581,183)		37,744,000

See notes to financial statements.

72 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Face
	Amount~	Value
U.S. GOVERNMENT SECURITIES†† – 1.3%
U.S. Treasury Bonds
due 08/15/51[1,13,14]	12,650,000	$3,682,134
due 05/15/44[1,13,14]	1,910,000	727,351
due 11/15/44[13,14]	1,910,000	710,421
due 02/15/46[1,13,14]	1,920,000	675,134
U.S. Treasury Notes
4.13% due 11/15/32[1]	903,000	886,457
Total U.S. Government Securities
(Cost $8,940,104)		6,681,497

CONVERTIBLE BONDS†† – 0.2%
Consumer, Non-cyclical – 0.2%
Block, Inc.
due 05/01/26[13]	1,090,000	937,400

Communications – 0.0%
Cable One, Inc.
due 03/15/26[13]	450,000	373,500
Total Convertible Bonds
(Cost $1,366,687)		1,310,900

FOREIGN GOVERNMENT DEBT†† – 0.2%
Panama Government International Bond
4.50% due 01/19/63	1,700,000	1,044,457
Total Foreign Government Debt
(Cost $1,689,551)		1,044,457

	Notional
	Value~

OTC OPTIONS PURCHASED†† – 0.0%
Call Options on:
Goldman Sachs International 10Y-2Y SOFR CMS CAP
Expiring June 2024 with strike price of $0.10	15,700,000	28,051
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP
Expiring June 2024 with strike price of $0.10	14,900,000	26,621
Barclays Bank plc
10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	14,750,000	26,353
Bank of America, N.A. 10Y-2Y SOFR CMS CAP
Expiring June 2024 with strike price of $0.10	7,400,000	13,221
Goldman Sachs International 10Y-2Y SOFR CMS CAP
Expiring December 2023 with strike price of $0.20	15,700,000	576
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP
Expiring December 2023 with strike price of $0.10	14,900,000	546
Barclays Bank plc
10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	14,850,000	545

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 73

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

	Notional
	Value~	Value
OTC OPTIONS PURCHASED†† – 0.0% (continued)
Bank of America, N.A. 10Y-2Y SOFR CMS CAP
Expiring December 2023 with strike price of $0.20	7,300,000	$268
Total OTC Options Purchased
(Cost $450,970)		96,181
Total Investments – 125.9%
(Cost $764,110,765)		$664,468,667
Other Assets & Liabilities, net – (25.9)%		(136,849,717)
Total Net Assets – 100.0%		$527,618,950

Centrally Cleared Credit Default Swap Agreements Protection Purchased ††

								Upfront
			Protection					Premiums
			Premium	Payment	Maturity	Notional		Paid	Unrealized
Counterparty Exchange Index			Rate	Frequency	Date	Amount	Value	(Received)	Depreciation**
J.P. Morgan
Securities
LLC	ICE	CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28	$7,128,000	$(276,740)	$26,911	$(303,651)
J.P. Morgan
Securities
LLC	ICE	ITRAXX.EUR.38.V1	1.00%	Quarterly	12/20/27	EUR 22,700,000	(421,304)	(118,408)	(302,896)
							$(698,044)	$(91,497)	$(606,547)

Centrally Cleared Interest Rate Swap Agreements††

Upfront
		Floating	Floating						Premiums
		Rate	Rate	Fixed	Payment	Maturity	Notional		Paid	Unrealized
Counterparty	Exchange	Type	Index	Rate	Frequency	Date	Amount	Value	(Received)	Depreciation**
J.P. Morgan
Securities LLC	CME	Pay	U.S. Secured 2.78%		Annually	07/18/27	$53,800,000	$(2,425,678)	$356	$(2,426,034)
Overnight
Financing
Rate

Forward Foreign Currency Exchange Contracts††

							Unrealized
				Contract		Settlement	Appreciation
Counterparty	Currency	Type	Quantity	Amount		Date	(Depreciation)
Barclays Bank plc	EUR	Buy	52,000	56,479	USD	12/18/23	$167
JPMorgan
Chase Bank, N.A.	EUR	Sell	23,248,000	25,316,096	USD	12/18/23	(9,300)
Bank of America, N.A.	CAD	Sell	2,450,000	1,789,583	USD	12/18/23	(17,056)
JPMorgan
Chase Bank, N.A.	GBP	Sell	1,838,000	2,297,931	USD	12/18/23	(22,609)
							$(48,798)

~ The face amount is denominated in U.S. dollars unless otherwise indicated.

* Non-income producing security.

See notes to financial statements.

74 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
◊	Variable rate security. Rate indicated is the rate effective at November 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	All or a portion of these securities have been physically segregated in connection with options, reverse repurchase agreements and unfunded loan commitments. As of November 30, 2023, the total value of segregated securities was $197,454,319.
2	Special Purpose Acquisition Company (SPAC).
3	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
4	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at November 30, 2023. See table below for additional step information for each security.
5	Affiliated issuer.
6	Rate indicated is the 7-day yield as of November 30, 2023.
7	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a) (2) securities is $299,312,760 (cost $333,956,218), or 56.7% of total net assets.
8	Security is in default of interest and/or principal obligations.
9	Perpetual maturity.
10	Payment-in-kind security.
11	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
12	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $586,324 (cost $616,657), or 0.1% of total net assets — See Note 12.
13	Zero coupon rate security.
14	Security is a principal-only strip.
15	Security is unsettled at period end and does not have a stated effective rate.

ADR — American Depositary Receipt

CAD — Canadian Dollar

CDX.NA.HY.41.V2 — Credit Default Swap North American High Yield Series 41 Index Version 2

CME — Chicago Mercantile Exchange

CMS — Constant Maturity Swap

EUR — Euro

EURIBOR — European Interbank Offered Rate

GBP — British Pound

ICE — Intercontinental Exchange

ITRAXX.EUR.38.V1 — iTraxx Europe Series 38 Index Version 1

plc — Public Limited Company

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 75

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

REIT	— Real Estate Investment Trust
SARL	— Société à Responsabilité Limitée
SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Index Average
WAC	— Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at November 30, 2023 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$29,504,929	$—	$33	$29,504,962
Preferred Stocks	—	33,132,666	20	33,132,686
Warrants	51	—	—	51
Rights	—	—	—*	—
Exchange-Traded Funds	5,086,368	—	—	5,086,368
Mutual Fund	5,729,942	—	—	5,729,942
Closed-End Mutual Funds	12,200,044	—	—	12,200,044
Money Market Funds	6,340,539	—	—	6,340,539
Corporate Bonds	—	272,651,378	1	272,651,379
Senior Floating Rate Interests	—	138,753,498	19,225,745	157,979,243
Asset-Backed Securities	—	79,771,983	15,194,435	94,966,418
Collateralized Mortgage Obligations	—	37,744,000	—	37,744,000
U.S. Government Securities	—	6,681,497	—	6,681,497
Convertible Bonds	—	1,310,900	—	1,310,900
Foreign Government Debt	—	1,044,457	—	1,044,457
Options Purchased	—	96,181	—	96,181
Forward Foreign Currency
Exchange Contracts**	—	167	—	167
Total Assets	$58,861,873	$571,186,727	$34,420,234	$664,468,834
		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Credit Default Swap Agreements**	$—	$606,547	$—	$606,547
Interest Rate Swap Agreements**	—	2,426,034	—	2,426,034
Forward Foreign Currency
Exchange Contracts**	—	48,965	—	48,965
Unfunded Loan Commitments (Note 11)	—	—	34,957	34,957
Total Liabilities	$—	$3,081,546	$34,957	$3,116,503

* Includes securities with a market value of $0.

** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investments by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for finan-cial statement purposes. As of the period end, reverse repurchase agreements of $136,403,166 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

See notes to financial statements.

76 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance	Valuation	Unobservable		Weighted
Category	at November 30, 2023	Technique	Inputs	Input Range	Average*
Assets:
Asset-Backed Securities	$ 12,654,342	Yield Analysis	Yield	6.2%-9.1%	7.3%
Asset-Backed Securities	2,540,093	Option adjusted spread off	Broker Quote	—	—
		prior month end broker quote
Common Stocks	33	Model Price	Liquidation Value	—	—
Corporate Bonds	1	Third Party Pricing	Vendor Price	—	—
Preferred Stocks	20	Third Party Pricing	Vendor Price	—	—
Senior Floating Rate Interests	10,143,386	Yield Analysis	Yield	10.8%-12.8%	11.8%
Senior Floating Rate Interests	6,476,971	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	2,605,388	Model Price	Purchase Price	—	—
Total Assets	$ 34,420,234
Liabilities:
Unfunded Loan Commitments	$ 34,957	Model Price	Purchase Price	—	—

* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield or liquidation value would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended November 30, 2023, the Fund had securities with a total value of $20 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $10,574,743 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 77

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level assets for which significant unobservable inputs were used to determine fair value for the period ended November 30, 2023.

			Assets				Liabilities
			Senior
			Floating				Unfunded
	Asset-Backed	Corporate	Rate	Common	Preferred	Total	Loan
	Securities	Bonds	Interests	Stocks	Stocks	Assets	Commitments
Beginning Balance	$13,522,526	$—	$26,680,624	$80	$—	$40,203,230	$(7,057)
Purchases/(Receipts)	3,096,010	—	2,849,136	—	—	5,945,146	(61,592)
(Sales, maturities and paydowns)/Fundings	(74,277)	—	(755,298)	—	—	(829,575)	5,508
Amortization of premiums/discounts	2,151	—	36,780	—	—	38,931	5,870
Total realized gains (losses) included
in earnings	—	—	(29,648)	—	—	(29,648)	(1,050)
Total change in unrealized appreciation
(depreciation) included in earnings	(417,765)	1	84,684	(47)	—	(333,127)	23,364
Transfers into Level 3	—	—	—	—	20	20	—
Transfers out of Level 3	(934,210)	—	(9,640,533)	—	—	(10,574,743)	—
Ending Balance	$15,194,435	$1	$19,225,745	$33	$20	$34,420,234	$(34,957)
Net change in unrealized appreciation
(depreciation) for investments in
Level 3 securities still held at
November 30, 2023	$(387,244)	$1	$176,653	$(47)	$—	$(210,637)	$19,897

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, except GAIA Aviation Ltd. which is scheduled to decrease.

	Coupon
	Rate at Next	Next Rate	Future	Future
Name	Reset Date	Reset Date	Reset Rate	Reset Date
Citigroup Mortgage Loan Trust 2022-A,
6.17% due 09/25/62	9.17%	09/25/25	10 17%	09/25/26
GAIA Aviation Ltd. 2019-1, 3.97%
due 12/15/44	2.00%	11/15/26	—	—
GAIA Aviation Ltd. 2019-1, 5.19%
due 12/15/44	2.00%	10/15/26	—	—
GCAT Trust 2022-NQM5, 5.71%
due 08/25/67	6.71%	10/01/26	—	—
OBX Trust 2022-NQM8, 6.10%
due 09/25/62	7.10%	10/01/26	—	—

See notes to financial statements.

78 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2023

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer.

Transactions during the period ended November 30, 2023, in which the company is an affiliated issuer, were as follows:

Change in
				Realized	Unrealized
	Value			Gain	Appreciation	Value	Shares	Investment
Security Name	05/31/23	Additions	Reductions	(Loss)	(Depreciation)	11/30/23	11/30/23	Income
Mutual Fund
Guggenheim Risk
Managed Real
Estate Fund —
Institutional
Class	$5,539,837	$93,186	$–	$–	$96,919	$5,729,942	192,151	$93,186

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 79

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2023

ASSETS:
Investments in unaffiliated issuers, at value (cost $756,751,124)	$658,738,725
Investments in affiliated issuers, at value (cost $7,359,641)	5,729,942
Foreign currency, at value	1,722,481
Cash	104,162
Segregated cash due from broker	2,378,544
Unrealized appreciation on forward foreign currency exchange contracts	167
Unamortized upfront premiums paid on interest rate swap agreements	356
Unamortized upfront premiums paid on credit default swap agreements	26,911
Prepaid expenses	16,389
Receivables:
Interest	7,781,568
Investments sold	2,103,753
Dividends	174,158
Variation margin on credit default swap agreements	7,638
Tax reclaims	380
Total assets	678,785,174
LIABILITIES:
Reverse repurchase agreements (Note 7)	136,403,166
Unfunded loan commitments, at value (Note 11) (commitment fees received $88,829)	34,957
Unamortized upfront premiums received on credit default swap agreements	118,408
Unrealized depreciation on forward foreign currency exchange contracts	48,965
Interest due on borrowings	42,901
Segregated cash due to broker	623,052
Payable for:
Investments purchased	12,244,382
Investment advisory fees	650,472
Variation margin on interest rate swap agreements	636,616
Protection fees on credit default swap agreements	120,703
Professional fees	45,655
Trustees’ fees and expenses*	7,900
Other liabilities	189,047
Total liabilities	151,166,224
NET ASSETS	$527,618,950
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 32,980,083 shares issued and outstanding	$329,801
Additional paid-in capital	648,599,978
Total distributable earnings (loss)	(121,310,829)
NET ASSETS	$527,618,950
Shares outstanding ($0.01 par value with unlimited amount authorized)	32,980,083
Net asset value	$16.00

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

80 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)	November 30, 2023
For the Six Months Ended November 30, 2023

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$22,757,929
Dividends from securities of unaffiliated issuers (net of foreign withholdings tax $66)	1,464,993
Dividends from securities of affiliated issuers	93,186
Total investment income	24,316,108
EXPENSES:
Interest expense	4,424,510
Investment advisory fees	4,229,451
Professional fees	226,590
Fund accounting fees	72,385
Administration fees	70,753
Printing fees	46,266
Insurance	44,384
Custodian fees	41,264
Trustees’ fees and expenses*	40,773
Registration and filing fees	24,576
Transfer agent fees	11,529
Miscellaneous	7,977
Total expenses	9,240,458
Less:
Expenses waived by adviser	(21,031)
Net expenses	9,219,427
Net investment income	15,096,681
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(7,166,832)
Swap agreements	(594,303)
Options purchased	(20,989)
Options written	(2,407,631)
Forward foreign currency exchange contracts	97,325
Foreign currency transactions	(35,850)
Net realized loss	(10,128,280)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	25,658,110
Investments in affiliated issuers	96,919
Swap agreements	(879,909)
Options purchased	(215,542)
Options written	642,065
Forward foreign currency exchange contracts	(363,923)
Foreign currency translations	(4,222)
Net change in unrealized appreciation (depreciation)	24,933,498
Net realized and unrealized gain	14,805,218
Net increase in net assets resulting from operations	$29,901,899

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 81

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2023

	Six Months Ended
	November 30, 2023	Year Ended
	(Unaudited)	May 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$15,096,681	$26,140,913
Net realized loss on investments	(10,128,280)	(1,008,866)
Net change in unrealized appreciation (depreciation)
on investments	24,933,498	(32,248,518)
Net increase (decrease) in net assets resulting from operations	29,901,899	(7,116,471)
DISTRIBUTIONS:
Distributions to shareholders	(23,498,309)	(36,375,254)
Return of capital	—*	(10,621,364)
Total distributions	(23,498,309)	(46,996,618)
SHAREHOLDER TRANSACTIONS:
Proceeds from sale of shares	—	—
Capital contribution from adviser	—	5,119
Net increase in net assets resulting from shareholder transactions	—	5,119
Net increase (decrease) in net assets	6,403,590	(54,107,970)
NET ASSETS:
Beginning of period	521,215,360	575,323,330
End of period	$527,618,950	$521,215,360

* A portion of the distributions to shareholders may be deemed a return of capital at fiscal year-end.

See notes to financial statements.

82 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS (Unaudited)	November 30, 2023
For the Six Months Ended November 30, 2023

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$29,901,899
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating Activities:
Net change in unrealized (appreciation) depreciation on investments	(25,755,029)
Net change in unrealized (appreciation) depreciation on swap agreements	399,000
Net change in unrealized (appreciation) depreciation on options purchased	215,542
Net change in unrealized (appreciation) depreciation on options written	(642,065)
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	363,923
Net realized loss on investments	7,166,832
Net realized loss on options purchased	20,989
Net realized loss on options written	2,407,631
Purchase of long-term investments	(79,223,143)
Proceeds from sale of long-term investments	146,449,751
Net purchases of short-term investments	(877,132)
Net accretion of bond discount and amortization of bond premium	(1,345,174)
Corporate actions and other payments	4,959
Premiums received on options written	15,069,739
Cost of closing options written	(18,927,200)
Commitment fees received and repayments of unfunded commitments	56,084
Decrease in unamortized upfront premiums paid on credit default swap agreements	1,672,012
Decrease in unamortized upfront premiums paid on interest rate swap agreements	50
Increase in prepaid expenses	(3,450)
Increase in interest receivable	(109,466)
Increase investments sold receivable	(1,746,042)
Increase in dividends receivable	(1,615)
Increase variation margin on credit default swap agreements receivable	(7,638)
Decrease in tax reclaims receivable	88
Decrease in unamortized upfront premiums received on credit default swap agreements	(80,369)
Increase in protection fees on credit default swap agreements receivable	147,490
Decrease in interest due on borrowings	(63,533)
Increase in segregated cash due to broker	23,052
Increase in investments purchased payable	11,201,443
Decrease in investment advisory fees payable	(92,642)
Increase in variation margin on interest rate swap agreements payable	319,426
Decrease in variation margin on credit default swap agreements payable	(26,901)
Increase in protection fees on credit default swap agreements payable	120,703
Decrease in professional fees payable	(44,069)
Decrease in trustees’ fees and expenses payable*	(3,287)
Decrease in other liabilities	(189,362)
Net Cash Provided by Operating Activities	$86,402,496

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 83

STATEMENT OF CASH FLOWS (Unaudited) continued	November 30, 2023

Cash Flows From Financing Activities:
Distributions to common shareholders	$(23,498,309)
Proceeds from borrowings	1,000,000
Payments made on borrowings	(22,800,000)
Proceeds from reverse repurchase agreements	340,270,521
Payments made on reverse repurchase agreements	(378,570,173)
Net Cash Used in Financing Activities	(83,597,961)
Net increase in cash	2,804,535
Cash at Beginning of Period (including foreign currency)**	1,400,652
Cash at End of Period (including foreign currency)***	$4,205,187
Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$6,335,860

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

** Includes $963,301 of segregated cash for swap agreements with broker and $108,848 of foreign currency.

*** Includes $2,378,544 of segregated cash for swap agreements with broker and forward foreign currency exchange contracts and $1,722,481 of foreign currency.

84 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	November 30, 2023

	Six Months
	Ended
	November 30, 2023	Year Ended		Period Ended
	(Unaudited)	May 31, 2023		May 31, 2022(a)

Per Share Data:
Net asset value, beginning of period	$15.80	$17.44		$20.00
Income from investment operations:
Net investment income(b)	0.46	0.79		0.28
Net gain (loss) on investments (realized and unrealized)	0.45	(1.00)		(2.36)
Total from investment operations	0.91	(0.21)		(2.08)
Less distributions from:
Net investment income	(0.71)	(0.87)		(0.48)
Capital gains	—	(0.24)		—
Return of capital	—	(0.32)		—
Total distributions to shareholders	(0.71)	(1.43)		(0.48)
Net asset value, end of period	$16.00	$15.80		$17.44
Market value, end of period	$13.74	$13.61		$15.94

Total Return(c)
Net asset value	5.88%	(1.01	)%(h)	(10.51)%
Market value	6.22%	(5.71)%		(18.03)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$527,619	$521,215		$575,323
Ratio to average net assets of:
Net investment income, including interest expense(f)	5.76%	4.94%		2.90%
Total expenses, including interest expense(d)(e)(f)	3.53%	3.45%		1.93%
Portfolio turnover rate	12%	21%		29%

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 85

FINANCIAL HIGHLIGHTS continued	November 30, 2023

	Six Months
	Ended
	November 30, 2023	Year Ended	Period Ended
	(Unaudited)	May 31, 2023	May 31, 2022(a)
Senior Indebtedness
Total Borrowings outstanding (in thousands)(i)	$136,403	$196,503	$66,000
Asset Coverage per $1,000 of indebtedness(g)	$4,868	$3,652	$9,717

(a)	Since commencement of operations: November 23, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total returns do not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d)	The ratio of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.09%, 0.08% and 0.07% for the period ended November 30, 2023, the year ended May 31, 2023 and the period ended May 31, 2022, respectively.
(e)	Excluding interest expense, the operating expense ratio for the period ended November 30, 2023, the year ended May 31, 2023 and the period ended May 31, 2022 would be:

November 30 2023(f)
(Unaudited)	2023	2022(f)
1.83%	1.88%	1.74%

(f)	Annualized.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings. Effective August 19, 2022, the Fund’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act. Accordingly, for the year ended May 31, 2023, Asset Coverage is calculated by subtracting the Fund’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Fund’s total assets and dividing by the sum of the borrowings and reverse repurchase agreements.
(h)	The net increase from the payment by the Adviser totaling $5,119 relating to an operational issue contributed less than 0.01% to total return at net asset value for the year ended May 31, 2023.
(i)	Effective August 19, 2022, the Fund’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act.

86 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2023

Note 1 – Organization

Guggenheim Active Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2021 and commenced investment operations on November 23, 2021. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is considered non-fundamental and may be changed without shareholder approval.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 87

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by pricing service providers, using the last traded fill price, or at the reported bid price at the close of business.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADRs”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a pricing service provider in valuing foreign securities.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service provider.

Typically, loans are valued using information provided by a pricing service provider which uses broker quotes, among other inputs. If the pricing service provider cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

88 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded.

Interest rate swap agreements entered into by the Fund are valued on the basis of the last sale price on the primary exchange on which the swap is traded. Other swap agreements entered into by the Fund are generally valued using an evaluated price provided by a pricing service provider.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative instruments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.

The Fund may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Fund’s Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Fund’s Statement of Operations at the end of the commitment period.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 89

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Many loans and other similar debt obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” under the federal securities laws and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment

90 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(f) Distributions to Shareholders

The Fund intends to declare and pay monthly distributions to common shareholders. The Fund expects that distributions will generally consist of (i) investment company taxable income taxed as ordinary income, which includes, among other things, short-term capital gain and income from certain hedging and interest rate transactions, (ii) long-term capital gain and (iii) return of capital. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed the amount of the Fund’s earnings and profit available for distribution, the excess will be deemed a return of capital. A return of capital is generally not taxable and would reduce the shareholder’s tax basis in its shares, which would reduce the loss (or increase the gain) on a subsequent taxable disposition by such shareholder of the shares, until such shareholder’s basis reaches zero at which point subsequent return of capital distributions would constitute taxable capital gain to such shareholder. Shareholders receiving a return of capital may be under the impression that they are receiving net investment income or profit when they are not.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(g) Restricted Cash

A portion of cash on hand relates to collateral received by the Fund for swap agreements. This amount is presented on the Fund’s Statement of Assets and Liabilities as Segregated cash from broker.

(h) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(i) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 91

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by the Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(j) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(k) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(l) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition

92 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 3 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, for diversification purposes, to change the duration of the Fund, for leverage purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 93

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge	$ 105,500,000	$6,950,000

The risk in writing a call option is that the Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for over-the-counter (“OTC”) options, the Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

Average Notional Amount
Use	Call	Put
Income, Hedge	$ 23,166,020	$ —

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. If the Fund utilizes centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that the Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference assets as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement.

94 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Income, Index exposure	$1,742,997	$ —

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
	Pay	Receive
Use	Floating Rate	Floating Rate
Duration, Hedge	$53,800,000	$ —

Credit default swaps are instruments which allow for the full or partial transfer of third-party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund if it is selling the credit protection. If the Fund utilizes centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third-party issuer.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 95

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
	Protection	Protection
Use	Sold	Purchased
Index exposure, Hedge	$14,700,000	$32,221,333

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$56,959	$25,911,746

96 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of November 30, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity option contracts	Investments in unaffiliated issuers, at value	—
Currency forward contracts	Unrealized appreciation on forward	Unrealized depreciation on
	foreign currency exchange contracts	forward foreign currency
exchange contracts
Credit/Interest rate swap agreements	Unamortized upfront premiums paid on	Unamortized upfront premiums
	interest rate default swap agreements	received on credit default
swap agreements
Variation margin on interest
	Unamortized upfront premiums paid on	rate swap agreements
credit default swap agreements
Variation margin on credit default
swap agreements

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at November 30, 2023:

Asset Derivative Investments Value
Swaps	Swaps	Options	Forward
Interest Rate	Credit Default	Purchased Equity	Foreign Currency	Total Value at
Risk	Risk	Risk	Exchange Risk	November 30, 2023
$—	$—	$96,181	$167	$96,348
Liability Derivative Investments Value
Swaps	Swaps	Options	Forward
Interest Rate	Credit Default	Purchased Equity	Foreign Currency	Total Value at
Risk	Risk	Risk	Exchange Risk	November 30, 2023
$2,426,034	$606,547	$—	$48,965	$3,081,546

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended November 30, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity option contracts

Net realized gain (loss) on options purchased

Net realized gain (loss) on options written

Net change in unrealized appreciation (depreciation) on options purchased

Net change in unrealized appreciation (depreciation) on options written

Equity/Interest rate/ Credit swap agreements	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 97

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Statement of Operations categorized by primary risk exposure for the period ended November 30, 2023:

Realized Gain(Loss) on Derivative Investments Recognized on the Statement of Operations
Forward
	Swaps	Swaps	Options	Options	Options	Foreign
Swaps	Interest	Credit	Written	Purchased	Purchased	Currency
Equity	Rate	Default	Equity	Equity	Interest	Exchange
Risk	Risk	Risk	Risk	Risk	Rate Risk	Risk	Total
$197,098	$(673,984)	$(117,417)	$(2,407,631)	$(20,989)	$—	$97,325	$(2,925,598)

Change in Unrealized Appreciation(Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward
	Swaps	Swaps	Options	Options	Options	Foreign
Swaps	Interest	Credit	Written	Purchased	Purchased	Currency
Equity	Rate	Default	Equity	Equity	Interest	Exchange
Risk	Risk	Risk	Risk	Risk	Rate Risk	Risk	Total
$(399,000)	$(677,747)	$196,838	$642,065	$—	$(215,542)	$(363,923)	$(817,309)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Fund monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S.

98 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Note 4 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Cash and/ or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 99

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

Net Amount
		Gross Amounts	of Assets	Gross Amounts Not
	Gross	Offset in the	Presented on the	Offset in the Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral	Net
Instrument	Assets[1]	Liabilities	Liabilities	Instruments	Received	Amount
Forward foreign
currency exchange
contracts	$ 167	$ —	$ 167	$ —	$ (167)	$ —
Options purchased
contracts	96,181	—	96,181	(13,489)	(26,898)	55,794

Net Amount
		Gross Amounts	of Liabilities	Gross Amounts Not
	Gross	Offset in the	Presented on the	Offset in the Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral	Net
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Amount
Forward foreign
currency exchange
contracts	$ 48,965	$ —	$ 48,965	$ (13,489)	$ (31,909)	$ 3,567
Reverse repurchase
Agreements	136,403,166	—	136,403,166	(136,403,166)	—	—

1 Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of November 30, 2023.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts, options	$—	$60,000
Canadian Imperial
Bank of Commerce	Reverse repurchase agreements	—	563,052
J.P. Morgan Securities LLC	Credit default swap agreements,
	interest rate swap agreements	2,338,544	—
JPMorgan Chase Bank, N.A.	Forward foreign currency exchange contracts	40,000	—
		$2,378,544	$623,052

100 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes office facilities and equipment, and provides administrative services on behalf of the Fund, and oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). The Adviser provides all services through the medium of any directors, officers or employees of the Adviser or its affiliates as the Adviser deems appropriate in order to fulfill its obligations. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, at an annual rate equal to 1.25% of the Fund’s average daily Managed Assets (as defined in this report).

Pursuant to an Investment Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the oversight and supervision of the Board and the Adviser, manages the investment of the assets of the Fund in accordance with its investment objective and policies, places orders to purchase and sell securities on behalf of the Fund, and, at the request of the Adviser, consults with the Adviser as to the overall management of the assets of the Fund and its investment policies and practices. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, at an annual rate equal to 0.625% of the Fund’s average daily Managed Assets.

For purposes of calculating the fees payable under the foregoing agreements, “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from financial leverage, including the issuance of senior securities represented by indebtedness (including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper), the issuance of preferred shares, the effective leverage of certain portfolio transactions such as reverse repurchase agreements, dollar rolls and inverse floating rate securities, or any other form of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

If the Fund invests in a fund that is advised by the Adviser or an adviser affiliated with the Adviser, the Fund’s Adviser has agreed to waive Fund fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap, if any, in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement. For the period ended November 30, 2023, the Adviser waived fees in the amount of $21,031 related to investments by the Fund in such funds.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.

On November 11, 2022, the Fund received a one-time payment from the Adviser for $5,119 relating to an operational issue. This amount is included in Capital contribution from adviser on the Fund’s Statements of Changes in Net Assets and the impact of this amount to total return at NAV is included within the Financial Highlights.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 101

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily Managed Assets and certain out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Pricing service providers are used to value a majority of the Fund’s investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

102 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a pricing service provider based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 7 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended November 30, 2023, the average daily balance for which reverse repurchase agreements were outstanding amounted to $132,234,998. The weighted average interest rate was 5.44%. As of November 30, 2023, there was $136,403,166 (inclusive of interest payable) in reverse repurchase agreements outstanding.

As of November 30, 2023, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates	Maturity Date	Face Value
Barclays Capital, Inc.	4.80% - 5.35%*	Open Maturity	$3,594,456
BMO Capital Markets Corp.	5.35%*	Open Maturity	2,851,024
BofA Securities, Inc.	4.00% - 5.65%*	Open Maturity	37,090,936
Canadian Imperial Bank of Commerce	5.80%	01/22/24	52,733,068
Canadian Imperial Bank of Commerce	5.55% - 5.70%*	Open Maturity	4,540,566
Citigroup Global Markets, Inc.	5.45% - 5.48%*	Open Maturity	19,936,790
Goldman Sachs & Co. LLC	1.50% - 5.65%*	Open Maturity	14,921,137
J.P. Morgan Securities LLC	5.48%*	Open Maturity	735,189
Total			$136,403,166

*	The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at November 30, 2023.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 103

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2023, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and			Greater
	Continuous	Up to 30 days	31-90 days	than 90 days	Total
Corporate Bonds	$58,898,615	$ —	$52,733,068	$ —	$111,631,683
Federal Agency Notes	4,834,693	—	—	—	4,834,693
Mortgage-Backed Securities	19,936,790	—	—	—	19,936,790
Total reverse
repurchase agreements	$83,670,098	$ —	$52,733,068	$ —	$136,403,166
Gross amount of recognized
liabilities for reverse
repurchase agreements	$83,670,098	$ —	$52,733,068	$ —	$136,403,166

Note 8 – Borrowings

The Fund has entered into a $165,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Under the most recent amended terms, the interest on the amount borrowed is based on SOFR plus 0.75%, 0.80%, or 0.85%, depending on the eligible security types pledged as related collateral, and an unused commitment fee of 0.30% is charged on the difference between the amount available to borrow under the credit facility agreement and the actual amount borrowed. As of November 30, 2023, there was no outstanding balance in connection with the Fund’s credit facility. The average daily amount for which borrowings on the credit facility were outstanding during the period ended November 30, 2023 was $22,726,829 with a related average interest rate of 6.07%. The maximum amount outstanding during the period was $23,800,000. As of November 30, 2023, the total value of securities segregated and pledged as collateral in connection with borrowings was $18,812,176.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and

104 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At November 30, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

			Net Tax
			Unrealized
	Tax Unrealized	Tax Unrealized	Appreciation
Tax Cost	Appreciation	Depreciation	(Depreciation)
$764,352,913	$1,878,068	$(104,843,693)	$(102,965,625)

As of May 31, 2023, (the most recent fiscal year end for U.S. federal income tax purposes) tax components of distributable earnings/(loss) were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	Depreciation)	Other Losses	Total
$—	$—	$(127,714,419)	$—	$(127,714,419)

For the year ended May 31, 2023, (the most recent fiscal year end for U.S. federal income tax purposes) the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets was as follows:

	Long-Term
Ordinary Income	Capital Gain	Return of Capital	Total Distributions
$28,392,578	$7,982,676	$10,621,364	$46,996,618

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

Note 10 – Securities Transactions

For the period ended November 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$79,223,143	$146,449,751

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 105

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the period ended November 30, 2023, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 11 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of November 30, 2023. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of November 30, 2023, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $178,966,771.

The unfunded loan commitments as of November 30, 2023, were as follows:

Borrower	Maturity Date	Face Amount	Value
AI Aqua Culligan	07/30/28	$1,250,000	$12,500
Avalara, Inc.	10/19/28	263,636	3,098
Finastra USA, Inc.	09/13/29	107,613	12,815
Fontainbleau Vegas	01/31/26	140,949	—
Lightning A	03/01/37	3,803,889	—
Lightning B	03/01/37	492,268	—
Orion Group	03/19/27	136,696	3,712
Shaw Development LLC	10/30/29	143,617	2,832
Thunderbird A	03/01/37	3,732,778	—
Thunderbird B	03/01/37	483,065	—
			$34,957

Note 12 – Restricted Securities

The security below is considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
CFMT LLC	09/23/22	$616,657	$586,324
2022-HB9, 3.25% (WAC)
due 09/25/37[1]

[1]	Variable rate security. Rate indicated is the rate effective at November 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

106 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2023

Note 13 – Capital

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 32,980,083 shares issued and outstanding as of November 30, 2023.

There were no common shares transactions during the period ended November 30, 2023.

	Period Ended	Year Ended
	November 30, 2023	May 31, 2023
Beginning shares	32,980,083	32,980,083
Ending shares	32,980,083	32,980,083

Note 14 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on various market and other economic conditions), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 15 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 107

OTHER INFORMATION (Unaudited)	November 30, 2023

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received by shareholders in the calendar year 2023.

Delaware Statutory Trust Act-Control Share Acquisition

Under Delaware law applicable to the Fund as of August 1, 2022, if a shareholder acquires direct or indirect ownership or power to direct the voting of shares of the Fund in an amount that equals or exceeds certain percentage thresholds specified under Delaware law (beginning at 10% or more of shares of the Fund), the shareholder’s ability to vote certain of these shares may be limited.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

108 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2023

Trustees

The Trustees of the Guggenheim Active Allocation Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees:

Randall C. Barnes	Trustee and	Since 2021	Current: Private Investor (2001-present).	154	Current: Advent Convertible and Income
(1951)	Chair of the				Fund (2005-present); Purpose Investments
	Valuation		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);		Funds (2013-present).
	Oversight		President, Pizza Hut International (1991-1993); Senior Vice President,
	Committee		Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Former: Guggenheim Energy & Income
Fund (2015-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2004-2022);
Guggenheim Enhanced Equity Income Fund
(2005-2021); Guggenheim Credit Allocation
Fund (2013-2021).
Angela Brock-Kyle	Trustee	Since 2021	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present);	153	Current: Bowhead Insurance GP, LLC
(1959)			Member, Board of Directors, Mutual Fund Directors Forum (2022-present).		(2020-present); Hunt Companies, Inc.
(2019-present).
Former: Senior Leader, TIAA (financial services firm) (1987-2012).
Former: Guggenheim Energy & Income
Fund (2019-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income Fund
(2019-2021); Guggenheim Credit Allocation
Fund (2019-2021); Infinity Property &
Casualty Corp. (2014-2018).

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 109

OTHER INFORMATION (Unaudited) continued	November 30, 2023

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees continued:
Thomas F. Lydon, Jr.	Trustee and	Since 2021	Current: President, Global Trends Investments (registered investment	153	Current: US Global Investors, Inc. (GROW)
(1960)	Chair of the		adviser) (1996-present); CEO, Lydon Media (2016-present); Vice Chairman,		(1995-present); The 2023 ETF Series Trust
	Contracts		VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor		(4) (2023-present); The 2023 ETF Series
	Review		content, research, index and digital distribution provider) (2022-present).		Trust II (1) (2023-present).
Committee
			Former: CEO, ETF Flows, LLC (financial advisor education and research		Former: Guggenheim Energy & Income
			provider) (2019-2023); Director, GDX Index Partners, LLC (index provider)		Fund (2019-2023); Fiduciary/Claymore
			(2021-2023).		Energy Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income Fund
(2019-2021); Guggenheim Credit Allocation
Fund (2019-2021); Harvest Volatility Edge
Trust (3) (2017-2019).
Ronald A. Nyberg	Trustee and	Since 2021	Current: Of Counsel, Momkus LLP (law firm) (2016-present).	154	Current: Advent Convertible and Income
(1953)	Chair of the				Fund (2003-present); PPM Funds (2)
	Nominating and		Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive		(2018-present); Endeavor Health
	Governance		Vice President, General Counsel, and Corporate Secretary, Van Kampen		(2012-present).
	Committee		Investments (1982-1999).
Former: Guggenheim Energy & Income
Fund (2015-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2004-2022);
Guggenheim Enhanced Equity Income Fund
(2005-2021); Guggenheim Credit Allocation
Fund (2013-2021); Western Asset Inflation-
Linked Opportunities & Income Fund
(2004-2020); Western Asset Inflation-Linked
Income Fund (2003-2020).

110 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2023

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees continued:
Sandra G. Sponem	Trustee and	Since 2021	Current: Retired.	153	Current: SPDR Series Trust (81)
(1958)	Chair of the				(2018-present); SPDR Index Shares Funds
	Audit		Former: Senior Vice President and Chief Financial Officer, M.A.		(2018-present); SSGA Active Trust (30)(14)
	Committee		Mortenson-Companies, Inc. (construction and real estate development		(2018-present).
company) (2007-2017).
Former: Guggenheim Energy & Income
Fund (2019-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income Fund
(2019-2021); Guggenheim Credit Allocation
(2019-2021); SSGA Master Trust Fund (1)
(2018-2020).
Ronald E. Toupin, Jr.	Trustee, Chair	Since 2021	Current: Portfolio Consultant (2010-present); Member, Governing Council,	153	Former: Guggenheim Energy & Income
(1958)	of the Board		Independent Directors Council (2013-present); Governor, Board of Governors,		Fund (2015-2023); Fiduciary/Claymore
	and Chair of the		Investment Company Institute (2018-present).		Energy Infrastructure Fund (2004-2022);
	Executive				Guggenheim Enhanced Equity Income
	Committee		Former: Member, Executive Committee, Independent Directors Council (2016-2018);		Fund (2005-2021); Guggenheim Credit
			Vice President, Manager and Portfolio Manager, Nuveen Asset Management		Allocation Fund (2013-2021); Western Asset
			(1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice		Inflation-Linked Opportunities & Income
			President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant		Fund (2004-2020); Western Asset
			Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999),		Inflation-Linked Income Fund (2003-2020).
each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 111

OTHER INFORMATION (Unaudited) continued	November 30, 2023

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Interested Trustees:
Amy J. Lee****	Trustee, Vice	Since 2021	Current: Interested Trustee, certain other funds in the Fund Complex	153	Former: Guggenheim Energy & Income
(1961)	President and		(2018-present); Chief Legal Officer, certain other funds in the Fund Complex		Fund (2018-2023); Fiduciary/Claymore
	Chief Legal		(2014-present); Vice President, certain other funds in the Fund Complex		Energy Infrastructure Fund (2018-2022);
	Officer		(2007-present); Senior Managing Director, Guggenheim Investments		Guggenheim Enhanced Equity Income Fund
			(2012-present).		(2018-2021); Guggenheim Credit Allocation
Fund (2018-2021).
Former: President and/or Chief Executive Officer, certain funds in the Fund
Complex (2017-2019); Vice President, Associate General Counsel and
Assistant Secretary, Security Benefit Life Insurance Company and Security
Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he or she serves.

- Mr. Barnes and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the date of the Fund’s annual meeting of Shareholders for the fiscal year ended May 31, 2026.

- Messrs. Nyberg and Lydon, Jr. are Class II Trustees. Class II Trustees are expected to stand for re-election at the date of the Fund’s annual meeting of Shareholders for the fiscal year ended May 31, 2024.

- Mr. Toupin Jr. and Mses. Lee and Sponem are Class III Trustees. Class III Trustees are expected to stand for re-election at the date of the Fund’s annual meeting of Shareholders for the fiscal year ended May 31, 2025.

***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.
****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

112 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2023

Officers

The Officers of the Guggenheim Active Allocation Fund and their principal occupations during the past five years:

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Brian E. Binder	President	Since 2021	Current: President, Mutual Funds Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds
(1972)	and Chief		in the Fund Complex (2018-present); President, Mutual Funds Boards, and Senior Managing Director, Guggenheim Funds Investment Advisors,
	Executive		LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member,
	Officer		Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited
(2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President,
Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director,
Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M. Catalucci	Chief	Since 2021	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim
(1966)	Compliance		Investments (2014-present).
Officer
Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the
Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Chief	Since 2022	Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain
(1972)	Financial		other funds in the Fund Complex (2022-present).
Officer, Chief
	Accounting		Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen
	Officer and		Investments, Inc. (1996-2004).
Treasurer
Mark E. Mathiasen	Secretary	Since 2021	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2021	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P. Megaris	Assistant	Since 2021	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments
(1984)	Secretary		(2012-present).

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 113

OTHER INFORMATION (Unaudited) continued	November 30, 2023

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Kimberly J. Scott	Assistant	Since 2021	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van
Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2021	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)	President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
Jon Szafran	Assistant	Since 2021	Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

* The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.

** Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

114 l GUG lGUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2023

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

For federal income tax purposes, the Fund generally would be able to claim a deduction for distributions to shareholders with respect to the common shares issued at up to a 5-percent discount from the closing market value pursuant to the Plan.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 115

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2023

amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

116 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

This Page Intentionally Left Blank

FUND INFORMATION	November 30, 2023

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Angela Brock-Kyle	Advisors, LLC
Amy J. Lee*	Chicago, IL
Thomas F. Lydon, Jr.
Ronald A. Nyberg	Investment Sub-Adviser
Sandra G. Sponem	Guggenheim Partners Investment
Ronald E. Toupin, Jr.,	Management, LLC
Chairman	Santa Monica, CA

* This Trustee is an “interested person” (as	Administrator and Accounting Agent
defined in Section 2(a)(19) of the 1940 Act)	MUFG Investor Services (US), LLC
(“Interested Trustee”) of the Fund because of	Rockville, MD
her affiliation with Guggenheim Investments.
Custodian
Principal Executive Officers	The Bank of New York Mellon Corp.
Brian E. Binder	New York, NY
President and Chief Executive Officer
Legal Counsel
Joanna M. Catalucci	Dechert LLP
Chief Compliance Officer	Washington, D.C.

Amy J. Lee	Independent Registered Public
Vice President and Chief Legal Officer	Accounting Firm
Ernst & Young LLP
Mark E. Mathiasen	Tysons, VA
Secretary

James M. Howley
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

118 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

FUND INFORMATION (Unaudited) continued	November 30, 2023

Privacy Principles of Guggenheim Active Allocation Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Active Allocation Fund?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Active Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091 and on the SEC's website at www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about directors of the Fund and is available, without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/gug or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gug.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 119

ABOUT THE FUND MANAGERS

Guggenheim Funds Investment Advisors, LLC

Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), which includes Guggenheim Funds Investment Advisors, LLC (“GFIA”) the investment adviser to the referenced fund. Collectively Guggenheim Investments has a long, distinguished history of serving institutional investors, ultra-high-net-worth individuals, family offices and financial intermediaries. Guggenheim Investments offers clients a wide range of differentiated capabilities built on a proven commitment to investment excellence.

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(01/24)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GUG-SAR-1123

Item 2. Code of Ethics.

Not applicable for semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

a) Not applicable for semi-annual reporting period.

b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable

Item 13. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 14. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3) Not applicable.

(b)        Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Active Allocation Fund

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: February 2, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: February 2, 2024

By: /s/ James Howley

Name: James Howley

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: February 2, 2024